NUVEEN
Municipal
Bond Funds

September 30, 1998

Prospectus

Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]

Arizona

Colorado

New Mexico

NOT FDIC-  May lose value
INSURED    No bank guarantee


Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                 1
 ...............................................................................
Nuveen Flagship Arizona Municipal Bond Fund                                  2
 ...............................................................................
Nuveen Flagship Colorado Municipal Bond Fund                                 4
 ...............................................................................
Nuveen Flagship New Mexico Municipal Bond Fund                               6
 ...............................................................................
Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                        8
 ...............................................................................
Management Fees                                                              8
 ...............................................................................
What Securities We Invest In                                                 9
 ...............................................................................
How We Select Investments                                                   10
 ...............................................................................
What the Risks Are                                                          10
 ...............................................................................
How We Manage Risk                                                          11
 ...............................................................................

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.
How to Choose a Share Class                                                 13
 ...............................................................................
How to Reduce Your Sales Charge                                             15
 ...............................................................................
How to Buy Shares                                                           15
 ...............................................................................
Systematic Investing                                                        16
 ...............................................................................
Systematic Withdrawal                                                       17
 ...............................................................................
Special Services                                                            17
 ...............................................................................
How to Sell Shares                                                          18
 ...............................................................................
Section 4  General Information
This section summarizes the fund's distribution policies and other general fund information .

Distributions and Taxes                                                     20
 ...............................................................................
Distribution and Service Plans                                              21
 ...............................................................................
Net Asset Value                                                             22
 ...............................................................................
Fund Service Providers                                                      22
 ...............................................................................

Section 5  Financial Highlights

This section provides the fund's financial performance                      23
for the past 5 years.
 ...............................................................................
Appendix Additional State Information                                       26
 ...............................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                          September 30, 1998
Section 1  The Funds


Nuveen Flagship Arizona Municipal Bond Fun

Nuveen Flagship Colorado Municipal Bond Fund

Nuveen Flagship New Mexico Municipal Bond Fund


Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information

A Century of Investment Experience

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                          Section 1 The Funds  1

Nuveen Flagship Arizona Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Arizona bonds. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:

 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue an aggressive, high-growth investment strategy;
 . Invest through an IRA or 401(k) plan;
 . Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/
                           [BAR CHART APPEARS HERE]

Class A  Annual Returns
1988     12.5%
1989      9.9%
1990      5.5%
1991     12.3%
1992     10.2%
1993     13.0%
1994     -5.6%
1995     19.6%
1996      3.3%
1997      9.6%


During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 7.58% and -5.84%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                             Average Annual Total Returns for
                           the Periods Ending December 31, 1997
                           ....................................
Class                       1 Year        5 Year        10 Year
---------------------------------------------------------------
Class A (Offer)              5.03%         6.56%         8.28%
Class A (NAV)                9.63%         7.48%         8.75%
Class B                      4.74%         6.68%         8.27%
Class C                      9.04%         6.89%         8.16%
Class R                      9.84%         7.52%         8.77%
---------------------------------------------------------------
LB Market Benchmark/2/       9.19%         7.36%         8.58%
Lipper Peer Group/3/         8.59%         6.67%         8.22%

2  Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                      A            B          C          R/5/
-----------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                                  4.20%/6/      None       None       None
 ........................................................................................
 Maximum Sales Charge Imposed
 on Reinvested Dividends                        None         None       None       None
 ........................................................................................
 Exchange Fees                                  None         None       None       None
 ........................................................................................
 Deferred Sales Charge/7/                       None/8/     5%/9/     1%/10/       None
 ........................................................................................
 Annual Fund Operating Expenses/11/
 Paid From Fund Assets
 Share Class                                     A            B          C          R
-----------------------------------------------------------------------------------------
 Management Fees                                .55%      .55%       55%           .55%
 ........................................................................................
 12b-1 Distribution and Service Fees            .20%      .95%      .75%            --%
 ........................................................................................
 Other Expenses                                 .18%      .18%      .18%           .18%
-----------------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses--Gross+                               .93%     1.68%     1.48%           .73%
+ After Expense Reimbursements
 ........................................................................................
 Reimbursements                                (.10%)    (.17%)    (.13%)         (.10%)
 ........................................................................................
 Total Annual Fund Operating Expenses--Net      .83%     1.51%     1.35%           .63%
 ........................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                       Redemption                     No Redemption
Share Class      A       B      C      R         A       B       C      R
---------------------------------------------------------------------------
1 Year        $  511  $  566  $  151  $ 75    $  511  $  171  $  151  $ 75
 ...........................................................................
3 Years       $  704  $  848  $  468  $233    $  704  $  530  $  468  $233
 ...........................................................................
5 Years       $  913  $1,027  $  808  $406    $  913  $  913  $  808  $406
 ...........................................................................
10 Years      $1,515  $1,788  $1,768  $906    $1,515  $1,788  $1,768  $906
 ...........................................................................

How the Fund Is Invested (as of 5/31/98)


Portfolio Statistics
Weighted Average Maturity                      14.7 years
 .........................................................
Weighted Average Duration                       7.7 years
 .........................................................
Weighted Average Credit Quality                       AA+
 .........................................................
Number of Issues                                      129
 .........................................................

Credit Quality

 .........................................................
AAA                                                   77%
 .........................................................
AA                                                     8%
 .........................................................
A                                                      7%
 .........................................................
BBB/NR                                                 8%
 .........................................................

Industry Diversification (Top 5)

                            [PIE CHART APEARS HERE]


                         Tax Obligation General (28%)
                         U.S. Guaranteed (23%)
                         Other (17%)
                         Health Care (13%)
                         Tax Obligation - Limited (11%)
                         Water/Sewer (8%)

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.33%.

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3. Peer Group returns represent the average annualized returns of the funds in the Lipper Arizona Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

 7. As a percentage of lesser of purchase price or redemption proceeds.

 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  3

Nuveen Flagship Colorado Municipal Bond Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Colorado bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration my increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 . Pursue an aggressive, high-growth investment strategy;
 . Invest through an IRA or 401(k) plan;
 . Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/
                           [BAR CHART APPEARS HERE]

                              Class A Annual Returns
1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
12.1%     9.4%     5.3%    11.6%     9.2%    12.9%    -5.8%    18.4%     4.3%    11.9%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.45% and -5.94%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                       Average Annual Total Returns for
                                     the Periods Ending December 31, 1997
                                    ......................................
Class                                1 Year        5 Year        10 Year
--------------------------------------------------------------------------
Class A (Offer)                      7.26%          7.08%         8.28%
Class A (NAV)                       11.92%          8.01%         8.75%
Class B                              7.33%          7.27%         8.27%
Class C                             11.25%          7.58%         8.34%
Class R                             12.21%          8.06%         8.77%
--------------------------------------------------------------------------
LB Market
  Benchmark/2/                       9.19%          7.36%         8.58%
Lipper
  Peer Group/3/                      9.16%          7.19%         8.12%

4  Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                   A           B          C           R/5/
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                 4.20%/6/    None      None           None
 .......................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                      None        None      None           None
 .......................................................................................
Exchange Fees                                None        None      None           None
 .......................................................................................
Deferred Sales Charge/7/                    None/8/     5%/9/     1%/10/          None
 .......................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                      A          B          C          R
---------------------------------------------------------------------------------------
Management Fees                                  .55%      .55%       .55%       .55%
 .......................................................................................
12b-1 Distribution and Service Fees              .20%      .95%       .75%        --%
 .......................................................................................
Other Expenses                                   .26%      .26%       .26%       .26%
---------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                                1.01%     1.76%      1.56%       .81%

+After Expense Reimbursements
 .......................................................................................
Reimbursements                                  (.01%)    (.01%)     (.01%)     (.01%)
 .......................................................................................
Total Annual Fund Operating Expenses--Net       1.00%     1.75%      1.55%       .80%
 .......................................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                           No Redemption
 Share Class       A         B       C        R            A        B        C        R
------------------------------------------------------------------------------------------
1 Year           $  519   $  574   $  159   $   83       $  519   $  179   $  159   $   83
3 Years          $  728   $  871   $  493   $  259       $  728   $  554   $  493   $  259
5 Years          $  954   $1,068   $  850   $  450       $  954   $  954   $  850   $  450
10 Years         $1,604   $1,875   $1,856   $1,002       $1,604   $1,875   $1,856   $1,002

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity           20.2 years
 ..............................................
Weighted Average Duration            8.6 years
 ..............................................
Weighted Average Credit Quality             AA
 ..............................................
Number of Issues                            56
 ..............................................

Credit Quality

AAA                                        62%
 ..............................................
AA                                         16%
 ..............................................
A                                           6%
 ..............................................
BBB/NR                                     16%
 ..............................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Education and Civic    Tax Obligation   Transportation     Other (16%)    U.S. Guaranteed    Housing-
Organization (8%)      General (8%)     (10%)                             (39%)              Multifamily (19%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.44%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Colorado Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1 The Funds  5

Nuveen Flagship New Mexico Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New Mexico bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 .  Set aside money systematically for
   retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue an aggressive, high-growth
   investment strategy;

 .  Invest through an IRA or 401(k) plan;

 .  Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/

[BAR CHART APPEARS HERE]

1993     13.9%
1994     -7.0%
1995     17.8%
1996      4.0%
1997     10.2%


From inception in September, 1992 to December 31, 1997, the highest and lowest quarterly returns were 7.65% and -6.58%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                     Average Annual Total Returns for
                   the Periods Ending December 31, 1997
                   ....................................
Class               1 Year       5 Year      Inception
-------------------------------------------------------
Class A (Offer)      5.62%        6.54%         6.67%
Class A (NAV)       10.20%        7.45%         7.55%
Class B              5.42%        6.67%         6.79%
Class C              9.75%        7.06%         7.16%
Class R             10.69%        7.54%         7.64%
-------------------------------------------------------
LB Market
Benchmark/2/         9.19%        7.36%         7.36%
Lipper
Peer Group/3/        8.45%        6.63%         6.64%

6  Section 1 The Funds

What are the Costs of Investing?



Shareholder Transaction Expenses/4/
Paid Directly From Your Investment
Share Class                                   A        B       C      R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                              4.20%/6/    None    None    None
 ..........................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None    None    None    None
 ..........................................................................
Exchange Fees                                 None    None    None    None
 ..........................................................................
Deferred Sales Charge/7/                   None/8/   5%/9/  1%/10/    None
 ..........................................................................
Annual Fund Operating Expenses/11/
Paid From Fund Assets
Share Class                                   A        B       C       R
--------------------------------------------------------------------------
Management Fees                               .55%    .55%    .55%    .55%
 ..........................................................................
12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%
 ..........................................................................
Other Expenses                                .18%    .18%    .18%    .18%
--------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross                                .93%   1.68%   1.48%    .73%
After Expense Reimbursements
 ..........................................................................
Reimbursements                               (.14%)  (.15%)  (.17%)  (.15%)
 ..........................................................................
Total Annual Fund Operating Expenses-Net      .79%   1.53%   1.31%    .58%
 ..........................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
-------------------------------------------------------------------------
 1 Year        $  511  $  566  $  151  $ 75  $  511  $  171  $  151  $ 75
 .........................................................................
 3 Years       $  704  $  848  $  468  $233  $  704  $  530  $  468  $233
 .........................................................................
 5 Years       $  913  $1,027  $  808  $406  $  913  $  913  $  808  $406
 .........................................................................
 10 Years      $1,515  $1,788  $1,768  $906  $1,515  $1,788  $1,768  $906
 .........................................................................

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity           20.8 years
 ..............................................
Weighted Average Duration            8.0 years
 ..............................................
Weighted Average Credit Quality             AA
 ..............................................
Number of Issues                            64
 ..............................................

Credit Quality
AAA                                        60%
 ..............................................
AA                                         10%
 ..............................................
A                                          16%
 ..............................................
BBB/NR                                     14%
 ..............................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]
Tax Obligation-Limited                (28%)
Other                                 (20%)
Education and Civic Organizations     (17%)
Housing-Single-Family                 (16%)
Utilities                             (13%)
Long-Term Care                         (6%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.58%
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  7

Section 2  How We Manage Your Money


To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



Who Manages the Funds

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Michael S. Davern is the portfolio manager for the Arizona, Colorado, and New Mexico Funds. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for seventeen Nuveen-sponsored investment companies, including the Kansas, Louisiana, Michigan, Missouri and Wisconsin Funds.

Management Fees

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus:



Average Daily Net Asset Value                                    Management Fee
 ...............................................................................
For the first $125 million                                              0.5500%
 ...............................................................................
For the next $125 million                                               0.5375%
 ...............................................................................
For the next $250 million                                               0.5250%
 ...............................................................................
For the next $500 million                                               0.5125%
 ...............................................................................
For the next $1 billion                                                 0.5000%
 ...............................................................................
For assets over $2 billion                                              0.4750%
 ...............................................................................


8  Section 2 How We Manage Your Money

For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:

Nuveen Flagship Arizona Municipal Bond Fund                                .45%
 ...............................................................................
Nuveen Flagship Colorado Municipal Bond Fund                               .54%
 ...............................................................................
Nuveen Flagship New Mexico Municipal Bond Fund                             .40%
 ...............................................................................


What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Arizona Fund may not invest more than 20% of its net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. The funds may invest in short-term, high quality taxable securities if suitable short-term municipal


                                           Section 2 How We Manage Your Money  9
bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund



10  Section 2 How We Manage Your Money
invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

State Concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Colorado and New Mexico Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Arizona Fund, which is a diversified fund.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care.

  .  10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Arizona Fund also may not have more than:

  . 5% in securities of any one issuer (except for U.S. government securities or for 25% of the fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                                          Section 2 How We Manage Your Money  11

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.




12  Section 2 How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 .  the amount of your purchase;

 .  any current holdings of fund shares;

 .  how long you expect to hold the shares;

 .  the amount of any up-front sales charge;

 .  whether a contingent deferred sales charge
   (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                             Authorized Dealer
                                       Sales Charge as % of        Sales Charge as % of      Commission as % of
Amount of Purchase                     Public Offering Price       Net Amount Invested       Public Offering Price
Less than $50,000                             4.20%                       4.38%                     3.70%
 ....................................................................................................................
$50,000 but less than $100,000                4.00%                       4.18%                     3.50%
 ....................................................................................................................
$100,000 but less than $250,000               3.50%                       3.63%                     3.00%
 ....................................................................................................................
$250,000 but less than $500,000               2.50%                       2.56%                     2.00%
 ....................................................................................................................
$500,000 but less than $1,000,000             2.00%                       2.04%                     1.50%
 ....................................................................................................................
$1,000,000 and over                           --(1)                         --                      1.00%(1)
 ....................................................................................................................

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.



                                   Section 3 How You Can Buy and Sell Shares  13

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase          0-1      1-2      2-3    3-4      4-5      5-6
CDSC                           5%       4%       4%     3%       2%       1%
 ..............................................................................
Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


14  Section 3 How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge         Class A Sales Charge           Class R Eligibility
Reductions                   Waivers
 . Rights of accumulation     . Nuveen Defined Portfolio     . Certain employees and
 . Letter of intent              reinvestment                   Directors of Nuveen
 . Group purchase             . Purchases using                 or employees of
                                redemptions from               authorized dealers
                                unrelated funds             . Retirement plans
                             . Certain employees and        . Bank trust departments
                                Directors of Nuveen or
                                employees of authorize
                                dealers
                             . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

                                   Section 3 How You Can Buy and Sell Shares  15

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[LINE CHART APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.




16  Section 3 How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.




                                 Section 3 How You Can Buy and Sell Shares  17

Fund Direct

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.


How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser
You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;
 .  Your name and account number;
 .  The dollar or share amount you wish to redeem;


18  Section 3 How You Can Buy and Sell Shares

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                                  Section 3  How You Can Buy and Sell Shares  19

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.


20  Section 4  General Information

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields



                          Tax-Free Yield

 Tax Rate        4.00%      4.50%      5.00%      5.50%      6.00%
 ..................................................................
28.0%            5.56%      6.25%      6.94%      7.64%      8.33%
 ..................................................................
31.0%            5.80%      6.52%      7.25%      7.97%      8.70%
 ..................................................................
36.0%            6.25%      7.03%      7.81%      8.59%      9.37%
 ..................................................................
39.6%            6.62%      7.45%      8.28%      9.11%      9.93%
 ..................................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Services Plans

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to

                                               Section 4 General Information  21
shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

22  Section 4 General Information

Section 5  Financial Highlights

The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Arizona Municipal Bond Fund**


                                    Investment Operations                Less Distributions
                            ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                 Net
                                            Realized
                                                 and                                                  Ending
Year            Beginning          Net    Unrealized                     Net                             Net
Ending          Net Asset   Investment    Investment              Investment     Capital               Asset       Total
May 31,             Value    Income(a)   Gain (Loss)     Total        Income       Gains     Total     Value   Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1998             $10.94         $.55         $ .48     $1.03         $(.55)      $(.02)    $(.57)   $11.40        9.56%
  1997              10.73          .56           .27       .83          (.56)       (.06)     (.62)    10.94        7.85
  1996              10.85          .57          (.12)      .45          (.57)        --       (.57)    10.73        4.21
  1995              10.43          .58           .42      1.00          (.58)        --       (.58)    10.85       10.03
  1994              10.81          .60          (.38)      .22          (.60)        --       (.60)    10.43        1.92

Class B (2/97)
  1998              10.94          .47           .47       .94          (.47)       (.02)     (.49)    11.39        8.67
  1997(c)           10.92          .16           .02       .18          (.16)        --       (.16)    10.94        1.64

Class C (2/94)
  1998              10.94          .49           .47       .96          (.49)       (.02)     (.51)    11.39        8.89
  1997              10.73          .50           .27       .77          (.50)       (.06)     (.56)    10.94        7.28
  1996              10.84          .51          (.11)      .40          (.51)        --       (.51)    10.73        3.75
  1995              10.43          .52           .41       .93          (.52)        --       (.52)    10.84        9.32
  1994(c)           11.22          .14          (.79)     (.65)         (.14)        --       (.14)    10.43      (16.61)*

Class R (2/97)
  1998              10.94          .57           .48      1.05          (.57)       (.02)     (.59)    11.04        9.79
  1997(c)           10.92          .19           .02       .21          (.19)        --       (.19)    10.94        1.96

                                          Ratios/Supplemental Data
                                   ----------------------------------------
Class
(Inception
Date)                                            Ratio of Net
                                     Ratio of      Investment
                       Ending        Expenses          Income
Year                      Net      to Average      to Average    Portfolio
Ending                 Assets             Net             Net     Turnover
May 31,                 (000)       Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------
Class A (10/86)
  1998                $85,922             .83%           4.87%          16%
  1997                 82,567             .83            5.13           25
  1996                 80,094             .69            5.20           38
  1995                 80,406             .82            5.59           27
  1994                 82,676             .64            5.48           21

Class B (2/97)
  1998                  1,620            1.51            4.15           16
  1997(c)                 347            1.62*           4.43*          25

Class C (2/94)
  1998                  6,328            1.35            4.33           16
  1997                  3,189            1.38            4.58           25
  1996                  1,970            1.23            4.64           38
  1995                  1,621            1.36            5.01           27
  1994(c)               1,122            1.20*           4.36*          21

Class R (2/97)
  1998                 20,504             .63            5.07           16
  1997(c)              19,031             .67*           5.38*          25
---------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.



                                              Section 5 Financial Highlights  23

Colorado Municipal Bond Fund**


                                    Investment Operations                Less Distributions
                            ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                 Net
                                            Realized
                                                 and                                                  Ending
Year            Beginning          Net    Unrealized                     Net                             Net
Ending          Net Asset   Investment    Investment              Investment     Capital               Asset       Total
May 31,             Value    Income(a)   Gain (Loss)     Total        Income       Gains     Total     Value   Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/87)

  1998             $10.15        $.52          $ .66     $1.18         $(.52)      $ --      $(.52)   $10.81       11.85%
  1997               9.79         .53            .35       .88          (.52)        --       (.52)    10.15        9.22
  1996               9.93         .54           (.13)      .41          (.55)        --       (.55)     9.79        4.14
  1995               9.62         .57            .30       .87          (.56)        --       (.56)     9.93        9.54
  1994              10.04         .58           (.37)      .21          (.58)      (.05)      (.63)     9.62        2.03

Class B (2/97)
  1998              10.16         .43            .68      1.11          (.45)        --       (.45)    10.82       11.03
  1997(c)           10.21         .12           (.06)      .06          (.11)        --       (.11)    10.16         .61

Class C (2/97)
  1998              10.15         .46            .66      1.12          (.47)        --       (.47)    10.80       11.17
  1997(c)           10.13         .16            .02       .18          (.16)        --       (.16)    10.15        1.75

Class R (2/97)
  1998              10.16         .54            .66      1.20          (.55)        --       (.55)    10.81       11.98
  1997(c)           10.21         .15           (.06)      .09          (.14)        --       (.14)    10.16         .85
-------------------------------------------------------------------------------------------------------------------------

                                          Ratios/Supplemental Data
                                   ----------------------------------------
Class
(Inception
Date)                                            Ratio of Net
                                     Ratio of      Investment
                       Ending        Expenses          Income
Year                      Net      to Average      to Average    Portfolio
Ending                 Assets             Net             Net     Turnover
May 31,                 (000)       Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------
Class A (5/87)

  1998                $37,285            1.00%          4.84%           19%
  1997                 31,229             .74           5.31            27
  1996                 33,637             .55           5.41            70
  1995                 34,982             .50           5.99            38
  1994                 35,796             .37           5.71            42

Class B (2/97)
  1998                  1,661            1.75           4.06            19
  1997(c)                 444            1.53*          4.60*           27

Class C (2/97)
  1998                    875            1.55           4.25            19
  1997(c)                 103            1.31*          4.94*           27

Class R (2/97)
  1998                    750             .80           5.03            19
  1997(c)                 413             .58*          5.60*           27
---------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.


24  Section 5 Financial Highlights

New Mexico Municipal Bond Fund**


                         Investment Operations                  Less Distributions
               ----------------------------------------   -----------------------------
Class
(Inception
Date)
                                             Net
                                        Realized                                                                        Ratio of
                                             and                                         Ending              Ending     Expenses
Year           Beginning         Net  Unrealized                 Net                        Net                 Net   to Average
Ending         Net Asset  Investment  Investment          Investment  Capital             Asset     Total    Assets          Net
May 31,            Value   Income(a)  Gain (Loss)  Total      Income    Gains     Total   Value  Return(b)    (000)    Assets(a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)

  1998            $10.16        $.50        $.51   $1.01      $(.50)      $--    $(.50)  $10.67    10.17%   $54,959         .79%
  1997              9.81         .51         .35     .86       (.51)       --     (.51)   10.16     8.90     50,807         .77
  1996             10.01         .51        (.19)    .32       (.52)       --     (.52)    9.81     3.18     51,173         .68
  1995              9.68         .52         .33     .85       (.52)       --     (.52)   10.01     9.25     52,150         .67
  1994             10.04         .53        (.33)    .20       (.53)      (.03)   (.56)    9.68     1.92     51,167         .40

Class B (2/97)

  1998             10.15         .43         .52     .95       (.43)       --     (.43)   10.67     9.46      1,408        1.53
  1997(c)          10.24         .12        (.10)    .02       (.11)       --     (.11)   10.15      .18        657        1.54*

Class C (2/97)

  1998             10.16         .45         .51     .96       (.45)       --     (.45)   10.67     9.60      1,487        1.31
  1997(c)          10.23         .12        (.08)    .04       (.11)       --     (.11)   10.16      .43        155        1.34*

Class R (2/97)

  1998             10.17         .53         .53    1.06       (.53)       --     (.53)   10.70    10.59        466         .58
 1997(c)           10.23         .14        (.07)   (.07)      (.13)       --     (.13)   10.17      .71        362         .59*
--------------------------------------------------------------------------------------------------------------------------------




                           Ratios/Supplemental Data
                       ------------------------------------

                                 Ratio of Net
                                 Investment
                                     Income
Year                             to Average    Portfolio
Ending                                  Net     Turnover
May 31,                           Assets(a)         Rate
--------------------------------------------------------
Class A (9/92)

  1998                           4.79%           13%
  1997                           5.07            43
  1996                           5.10            57
  1995                           5.48            38
  1994                           5.24            39

Class B (2/97)

  1998                           4.03            13
  1997(c)                        4.19*           43

Class C (2/97)

  1998                           4.23            13
  1997(c)**                      4.40*           43

Class R (2/97)

  1998                           5.01            13
  1997(c)**                      5.18*           43
--------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.


                                              Section 5 Financial Highlights  25

Appendix  Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Arizona

Arizona's economy is primarily based on services, tourism and high-tech manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth in the recent past due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Over the last five years, the State has ranked second in the nation in job growth with more than a 30 percent increase and some 380,000 jobs created. The State's leading economic indicators hit an all-time high in April, suggesting that the State's economic growth may continue in the near term. However, signs of slowing job growth have surfaced.

The statewide unemployment rate was 4.6 percent, slightly below the U.S. rate of
4.9 percent. Per capita income in 1997 was $22,364.

Arizona maintained a healthy general fund balance for fiscal 1996 of 11.2 percent of general fund revenues despite the previous income tax cuts. In fact, in 1996 income tax revenues rose 1.5 percent from fiscal 1995. The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its independent creditworthiness.

Tax Treatment

The Arizona Fund's regular monthly dividends will not be subject to the Arizona individual income tax to the extent they are paid out of income earned on Arizona municipal bonds or U.S. government securities. You will be subject to Arizona personal income tax, however, to the extent the Arizona Fund distributes any taxable income or realized capital gains, or if you sell or exchange Arizona Fund shares and realize a capital gain on the transaction.


26  Appendix

The treatment of corporate shareholders of the Arizona Fund is similar to that described above.

Colorado

Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The State's economic activity tends to mimic that of the nation as a whole.

Colorado's unemployment rate was a very low 3.3% in 1997, below the national average of 4.9%. Monthly job growth averaged 2.67% from January to June of 1997. Per capita income was $27,051 in 1997.

1996 general fund revenues were $4.3 billion against expenditures of $4.4 billion. 1997 projected revenues are $4.6 billion. There is no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard & Poor's.

Tax Treatment

The Colorado Fund's regular monthly dividends will not be subject to Colorado personal income taxes to the extent they are paid out of income earned on Colorado municipal bonds or U.S. government securities. You will be subject to Colorado personal income taxes, however, to the extent the Colorado fund distributes any taxable income, or if you sell or exchange Colorado Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Colorado Fund is similar to that described above.

New Mexico

New Mexico's major industries include energy resources, tourism, services, crafts, agribusiness, manufacturing and mining. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Tourism should continue given the large number of state and federal park lands in the State. Finally, crop and livestock production remains diverse and will also remain a major part of the economy.

New Mexico's unemployment rate was 6.2% in 1997, higher than the national average of 4.9%. At the same time, per capita income was $19,587.

1996 audited general fund revenues were $4.3 billion against expenditures of $4.2 billion. As of February 3, 1997, Moody's gives the State's general obligation debt an Aa1 rating while Standard & Poor's gives it an AA+.

Tax Treatment

The New Mexico Fund's regular monthly dividends will not be subject to the New Mexico personal income tax to the extent they are paid out of income earned on New Mexico municipal obligations or U.S. government securities. You will be subject to New Mexico personal income tax, however, to the extent the New Mexico Fund distributes any taxable income or realized capital gains, or if you sell or exchange New Mexico Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the New Mexico Fund is similar to that described above.



                                                                    Appendix  27

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky/2/

Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/

North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07747.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

                                                                 VPR-MS2-NA 9-98

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                    NUVEEN

                                   MUNICIPAL
                                  BOND FUNDS

                              September 30, 1998

                                  Prospectus

      Dependable, tax-free income to help you keep more of what you earn.

                             [PHOTO APPEARS HERE]

                                   FLORIDA

                        --------------------------------
                          NOT FDIC-   MAY LOSE VALUE
                          INSURED     NO BANK GUARANTEE
                        --------------------------------

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                    SECTION 1     The Fund
                                    THIS SECTION PROVIDES YOU WITH AN OVERVIEW OF THE FUND INCLUDING
                                    INVESTMENT OBJECTIVES, PORTFOLIO HOLDINGS AND HISTORICAL PERFORMANCE
                                    INFORMATION.

                                    Introduction..............................................................  1
                                    Nuveen Flagship Florida Municipal Bond Fund...............................  2

                                    SECTION 2     How We Manage Your Money
                                    THIS SECTION GIVES YOU A DETAILED DISCUSSION OF OUR INVESTMENT
                                    AND RISK MANAGEMENT STRATEGIES.

                                    Who Manages the Fund......................................................  4
        We have used the icons      Management Fees...........................................................  4
        below throughout this       What Securities We Invest In..............................................  5
        prospectus to make it       How We Select Investments.................................................  6
        easy for you to find the    What the Risks Are........................................................  6
        type of information         How We Manage Risk........................................................  7
        you need.
                                    SECTION 3     How You Can Buy and Sell Shares
                                    THIS SECTION PROVIDES THE INFORMATION YOU NEED TO MOVE MONEY INTO
                                    OR OUT OF YOUR ACCOUNT.

                                    How to Choose a Share Class...............................................  8
                                    How to Reduce Your Sales Charge........................................... 10
                                    How to Buy Shares......................................................... 10
        Investment Strategy         Systematic Investing...................................................... 11
                                    Systematic Withdrawal..................................................... 12
                                    Special Services.......................................................... 12
        Risks                       How to Sell Shares........................................................ 13

                                    SECTION 4     General Information
        Fees, Charges               THIS SECTION SUMMARIZES THE FUND'S DISTRIBUTION POLICIES AND OTHER
        and Expenses                GENERAL FUND INFORMATION.

                                    Distributions and Taxes................................................... 15
        Shareholder                 Distribution and Service Plans............................................ 16
        Instructions                Net Asset Value........................................................... 17
                                    Fund Service Providers.................................................... 17

        Performance and             SECTION 5     Financial Highlights
        Current Portfolio           THIS SECTION PROVIDES THE FUNDS' FINANCIAL PERFORMANCE
        Information                 FOR THE PAST 5 YEARS...................................................... 18

                                    APPENDIX      Additional State Information................................ 19

                                                          September 30, 1998

SECTION 1   The Fund


                  Nuveen Flagship Florida Municipal Bond Fund


               PROSPECTUS

               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

               To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

               A CENTURY OF INVESTMENT EXPERIENCE

               Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                          SECTION 1  The Fund  1

     NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND


     Fund Overview

     Investment Objective


     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How The Fund Pursues Its Objective

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What Are The Risks Of Investing In The Fund?

     The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Florida bonds. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

          .  Earn regular monthly tax-free dividends;
          .  Preserve investment capital over time;
          .  Reduce taxes on investment income;
          . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

          . Pursue an aggressive, high-growth investment strategy; . Invest through an IRA or 401(k) plan;
          .  Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past seven years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past seven years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                             1991           13.3%
                             1992            8.7%
                             1993           13.3%
                             1994           -5.6%
                             1995           16.4%
                             1996            2.6%
                             1997            8.5%



     From inception in June 1990 to December 31, 1997, the highest and lowest quarterly returns were 6.10% and -5.82%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                             Average Annual Total Returns for
                           the Periods Ending December 31, 1997
                           ......................................
     Class                 1 Year        5 Year        Inception
     ------------------------------------------------------------
     Class A (Offer)       3.89%         5.80%           7.34%
     Class A (NAV)         8.48%         6.72%           7.96%
     Class B               3.81%         5.96%           7.36%
     Class C               7.81%         6.14%           7.37%
     Class R               8.60%         6.74%           7.97%
     ------------------------------------------------------------
     LB Market
        Benchmark/2/       9.19%         7.36%           8.28%
     Lipper
        Peer Group/3/      8.58%         6.88%           7.94%

2    Section 1  The Fund

     What are the Costs of Investing?


     Shareholder Transaction Expenses/4/

     Paid Directly From Your Investment

     Share Class                            A          B          C         R/5/
     ---------------------------------------------------------------------------
     Maximum Sales Charge Imposed
     on Purchases                        4.20%/6/    None       None       None

     Maximum Sales Charge Imposed
     on Reinvested Dividends             None        None       None       None

     Exchange Fees                       None        None       None       None

     Deferred Sales Charge/7/            None/8/       5%/9/     1%/10/    None

     ANNUAL FUND OPERATING EXPENSES/11/

     Paid From Fund Assets

     Share Class                            A          B          C         R
     ---------------------------------------------------------------------------
     Management Fees                      .54%        .54%      .54%       .54%

     12b-1 Distribution and Service Fees  .20%        .95%      .75%        --%

     Other Expenses                       .10%        .10%      .10%       .10%

     Total Operating Expenses             .84%       1.59%     1.39%       .64%


     The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                     No Redemption
     Share Class        A       B       C    R          A       B       C    R
     ---------------------------------------------------------------------------
     1 Year         $  502  $  557  $  142  $ 65    $  502  $  162  $  142  $ 65

     3 Years        $  677  $  821  $  440  $205    $  677  $  502  $  440  $205

     5 Years        $  866  $  980  $  761  $357    $  866  $  866  $  761  $357

     10 Years       $1,414  $1,688  $1,669  $798    $1,414  $1,688  $1,669  $798


     How the Fund Is Invested (as of 5/31/98)

     Portfolio Statistics

     Weighted Average Maturity                                      20.4 years

     Weighted Average Duration                                       6.5 years

     Weighted Average Credit Quality                                       AA+

     Number of Issues                                                      185


     Credit Quality
     AAA                                                                    66%

     AA                                                                      9%

     A                                                                      11%

     BBB/NR                                                                 14%


     Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                      Tax Obligation Limited      (14%)
                      Other                       (39%)
                      Utilities                   (11%)
                      Health Care                 (13%)
                      U.S. Guaranteed             (13%)
                      Housing-Multifamily         (10%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates) and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 5/30/98 was 2.46%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Florida Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                        Section 1   The Fund   3

SECTION 2   HOW WE MANAGE YOUR MONEY

          To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

          Who Manages the Fund

          Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.


          Overall investment management strategy and operating policies for the fund is set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

          Thomas J. O'Shaughnessy has been the portfolio manager for the Florida Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983. He currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Kentucky, North Carolina, and Tennessee Funds.

          Management Fees

          For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to the fund:

          Average Daily Net Asset Value                          Management Fee

          For the first $125 million                                    0.5500%
          For the next $125 million                                     0.5375%
          For the next $250 million                                     0.5250%
          For the next $500 million                                     0.5125%
          For the next $1 billion                                       0.5000%
          For assets over $2 billion                                    0.4750%

4    Section 2  How to Manage Your Money

          For the most recent fiscal year, the fund paid .54% of average net assets to Nuveen Advisory.

          What Securities We Invest In

          The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

          Municipal Obligations

          The fund invests primarily in municipal bonds that pay interest that is exempt from regular federal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

          States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

          The fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

          Quality Municipal Bonds

          The fund purchases only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. The fund will invest at least 80% of its net assets in investment-grade quality municipal bonds.

          Portfolio Maturity

          The fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The fund normally maintains a weighted average portfolio maturity of 15 to 30 years.

          Short-term Investments

          Under normal market conditions, the fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See: "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The fund may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

          Delivery Transactions


          The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                                         Section 2  How We Manage Your Money   5

          How We Select Investments

          Nuveen Advisory selects municipal obligations for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

          Portfolio Turnover

          A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

          What the Risks Are

          Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

          Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio
          Maturity."

          Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

          Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

          State concentration risk: because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risk from the

6    Section 2   How We Manage Your Money
          economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

          Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

          How We Manage Risk

          In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of municipal bonds it purchases, and by diversifying its investment portfolios geographically as well as across different industry sectors.

          Investment Limitations

          The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. As a diversified fund, the fund may not have more than:

             . 5% in securities in any one issuer (except for U.S. Government securities or for 25% of the fund's total assets).

             . 25% in any one industry such as electric utilities or health care.

             .   10% in borrowings (33% if used to meet redemptions).

          Hedging and Other Defensive Investment Strategies

          The fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

          The fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the fund's investment adviser, correlate with the prices of the fund's investments. The fund, however, has no present intent to use these strategies.

                                        Section 2  How We Manage Your Money    7

SECTION 3  HOW YOU CAN BUY AND SELL SHARES

               You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

                          How to Choose a Share Class

               In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

                    . the amount of your purchase;

                    . any current holdings of fund shares;

                    . how long you expect to hold the shares;

                    . the amount of any up-front sales charge;

                    . whether a contingent deferred sales charge (CDSC) would
                      apply upon redemption;

                    . the amount of any distribution or service fees that you
                      may incur while you own the shares;

                    . whether you will be reinvesting income or capital gain
                      distributions in additional shares;

                    . whether you qualify for a sales charge waiver or
                      reduction.

               For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

               CLASS A SHARES
               You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for the fund is as follows:

                                                                                                    Authorized Dealer
                                                  Sales Charge as % of     Sales Charge as % of     Commission as % of
                Amount of Purchase                Public Offering Price    Net Amount Invested     Public Offering Price
               Less than $50,000                           4.20%                  4.38%                    3.70%
               $50,000 but less than $100,000              4.00%                  4.18%                    3.50%
               $100,000 but less than $250,000             3.50%                  3.63%                    3.00%
               $250,000 but less than $500,000             2.50%                  2.56%                    2.00%
               $500,000 but less than $1,000,000           2.00%                  2.04%                    1.50%
               $1,000,000 and over                          -(1)                    -                      1.00%(1)

8  Section 3  How You Can Buy and Sell Shares

               (1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

               CLASS B SHARES
               You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

               Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase     0-1    1-2     2-3     3-4    4-5    5-6

               CDSC                      5%     4%      4%      3%     2%     1%

               CLASS C SHARES
               You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

               CLASS R SHARES
               Under limited circumstances, you may purchase Class R shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

                                   Section 3  How You Can Buy and Sell Shares  9

               How to Reduce Your Sales Charge

               We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


               Class A Sales Charge       Class A Sales Charge         Class R Eligibility
               Reductions                 Waivers
               . Rights of accumulation   . Nuveen Defined Portfolio   . Certain employees and
                                             reinvestment                 directors of Nuveen or
               . Letter of intent                                         employees of authorized
                                          . Purchases using               dealers
               . Group purchase              redemptions from
                                             unrelated funds           . Bank trust departments

                                          . Retirement plans

                                          . Certain employees and
                                             directors of Nuveen or
                                             employees of authorized
                                             dealers

                                          . Bank trust departments

               In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

               How to Buy Shares


               You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time.

               THROUGH A FINANCIAL ADVISER
               You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing

10  Section 3  How You Can Buy and Sell Shares
               investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

               BY MAIL
               You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to:
               Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

               Systematic Investing

               Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

               The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                             [GRAPH APPEARS HERE]

               One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                                  Section 3  How You Can Buy and Sell Shares  11

               SYSTEMATIC INVESTMENT PLAN
               You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

               PAYROLL DIRECT DEPOSIT PLAN
               You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

               Systematic Withdrawal

               If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services-Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

               You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

               Special Services

               To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

               EXCHANGING SHARES
               You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

               The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

               REINSTATEMENT PRIVILEGE
               If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed.

12  Section 3  How You Can Buy and Sell Shares

               If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

               FUND DIRECT

               You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

               Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

               How to Sell Shares

               You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

               THROUGH YOUR FINANCIAL ADVISER
               You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

               BY TELEPHONE
               If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

                                 Section 3  How You Can Buy and Sell Shares  13

                               By Mail

                               You can sell your shares at any time by sending a
An Important Note About        written request to the appropriate fund, Nuveen
Involuntary Redemption         Investor Services, P.O. Box 5186, Bowling Green
                               Station, New York, NY 10274-5186. Your request
From time to time, the         must include the following information:
fund may establish minimum
account size requirements.     . The fund's name;
The fund reserves the right
to liquidate your account      . Your name and account number;
upon 30 days' written notice
if the value of your account   . The dollar or share amount you wish to redeem;
falls below an established
minimum. The fund presently    . The signature of each owner exactly as it
has set a minimum balance of     appears on the account;
$100 unless you have an
active Nuveen Defined          . The name of the person to whom you want your
Portfolio reinvestment           redemption proceeds paid (if other than to the
account. You will not be         shareholder of record);
assessed a CDSC on an
involuntary redemption.        . The address where you want your redemption
                                 proceeds sent (if other than the address of record);

                               . Any certificates you have for the shares; and

                               . Any required signature guarantees.

                               We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

14  Section 3  How You Can Buy and Sell Shares

SECTION 4 GENERAL INFORMATION

          To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

          The fund pays tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

          Payment and Reinvestment Options

          The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

          Taxes and Tax Reporting

          Because the fund invests in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

          Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of its normal investment activities. The fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

          Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.


                                              Section 4  General Information  15

          Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

          Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

          Buying or Selling Shares Close to a Record Date

          Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

          Taxable Equivalent Yields

          The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

          Taxable Equivalent Of Tax-Free Yields

                                Tax-Free Yield
          --------------------------------------------------------
          Tax Rate      4.00%    4.50%    5.00%    5.50%    6.00%
          --------------------------------------------------------
          28.0%         5.56%    6.25%    6.94%    7.64%    8.33%
          31.0%         5.80%    6.52%    7.25%    7.97%    8.70%
          36.0%         6.25%    7.03%    7.81%    8.59%    9.37%
          39.6%         6.62%    7.45%    8.28%    9.11%    9.93%

          The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

          John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

          Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to

16   Section 4  General Information
          shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Net Asset Value

          The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

          Fund Service Providers

          The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

          Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

                                              Section 4  General Information  17

SECTION 5  FINANCIAL HIGHLIGHTS

          The following tables are intended to help you better understand the fund's recent past performance. The tables are excerpted from the fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Florida Municipal Bond Fund**

                            Investment Operations        Less Distributions          Ratios/Supplemental Data
                            ---------------------        ------------------          ------------------------
Class
(Inception
Date)

                                             Net
                                        Realized
                                             and                                    Ending                 Ending
Year           Beginning         Net  Unrealized              Net                      Net                    Net
Ending         Net Asset  Investment  Investment       Investment  Capital           Asset      Total      Assets
May 31,            Value   Income(a) Gain (Loss) Total     Income    Gains  Total    Value  Return(b)       (000)
-------------------------------------------------------------------------------------------------------------------
CLASS A (6/90)

    1998          $10.60       $.56        $.34   $.90     $(.55)   $(.01)  $(.56)  $10.94       8.67%   $292,399
    1997           10.39        .56         .21    .77      (.56)      --    (.56)   10.60       7.59     296,970
    1996           10.63        .57        (.24)   .33      (.57)      --    (.57)   10.39       3.14     318,456
    1995           10.38        .58         .26    .84      (.59)      --    (.59)   10.63       8.43     341,374
    1994           10.76        .60        (.38)   .22      (.60)      --    (.60)   10.38       2.00     372,082

CLASS B (2/97)

    1998           10.61        .48         .35    .83      (.48)    (.01)   (.49)   10.95       7.89       5,266
    1997(c)        10.59        .16         .02    .18      (.16)      --    (.16)   10.61       1.70         785

CLASS C (9/95)

    1998           10.60        .50         .36    .86      (.50)    (.01)   (.51)   10.95       8.20       7,646
    1997           10.39        .50         .21    .71      (.50)      --    (.50)   10.60       7.00       5,130
    1996(c)        10.65        .35        (.26)   .09      (.35)      --    (.35)   10.39       1.30*      1,175

CLASS R (2/97)

    1998           10.60        .58         .35    .93      (.58)    (.01)   (.59)   10.94       8.91      56,428
    1997(c)        10.59        .19         .01    .20      (.19)      --    (.19)   10.60       1.93      54,247
-------------------------------------------------------------------------------------------------------------------

Florida Municipal Bond Fund**

                               Ratios/Supplemental Data
                               ------------------------
Class
(Inception
Date)

                                     Ratio of Net
                        Ratio of       Investment
                        Expenses           Income
Year                  to Average       to Average   Portfolio
Ending                       Net              Net    Turnover
May 31,                Assets(a)        Assets(a)        Rate
--------------------------------------------------------------
CLASS A (6/90)

    1998                    .84%            5.13%         14%
    1997                    .82             5.34          54
    1996                    .83             5.36          94
    1995                    .73             5.71          53
    1994                    .58             5.51          32

CLASS B (2/97)

    1998                   1.59             4.35          14
    1997(c)                1.58*            4.52*         54

CLASS C (9/95)

    1998                   1.39             4.58          14
    1997                   1.35             4.75          54
    1996(c)                1.38*            4.59*         94

CLASS R (2/97)

    1998                    .64             5.33          14
    1997(c)                 .64*            5.55*         54
--------------------------------------------------------------

   *   Annualized.
  ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.
  (a) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
  (b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
  (c)  From commencement of class operations as noted.

18   Section 5   Financial Highlights

APPENDIX   Additional State Information




                    Because the fund primarily purchases Florida municipal bonds, the fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the fund. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                    FLORIDA

                    Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, although at a more moderate pace. Population growth has slowed but remains relatively high. Florida has a diverse economy with substantial insurance, banking, healthcare, construction and trade sectors, yet it remains heavily dependent on the agriculture and tourism industries.

                    Florida's unemployment rate of 4.5% in June 1998 was comparable to the national average of 4.5% in June 1998 and lower than the State's 4.8% rate in June 1997. Florida's 1997 per capita income of $25,255 is on a par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed income than on wages, income levels in the State are generally more stable over different phases of economic cycles.

                    A voter-approved amendment to Florida's Constitution that became effective in 1996 limits the rate of growth of state revenues to the growth rate of personal income. Revenues that are pledged to bonds, including new issuance, are exempt from the limitation. Another recent constitutional amendment requires the State to maintain a budget stabilization fund. The fund, which is expected to reach the required 5% level by 1999, provides a counterbalance to the State's reliance on economically-sensitive sales tax revenues. As of July 31, 1998, Florida's general obligation debt carries ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch.

                                                                     APPENDIX 19

                    Tax Treatment

                    Shares of the Florida fund will not be subject to the Florida intangible personal property tax. The Florida fund holds only Florida municipal bonds and U.S. Government securities. If the Florida fund holds other taxable securities, then your shares in the Florida fund will be subject to the Florida intangible personal property tax, except that the portion of your shares attributable to the Florida fund's investments in U.S. securities will not be subject to the tax. Corporate shareholders of the Florida fund also may be subject to the Florida corporate income tax. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

20 APPENDIX

                    NUVEEN MUTUAL FUNDS


                    Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

                    GROWTH

                    Nuveen Rittenhouse Growth Fund

                    GROWTH AND INCOME

                    European Value Fund
                    Growth and Income Stock Fund
                    Balanced Stock and Bond Fund
                    Balanced Municipal and Stock Fund

                    TAX-FREE INCOME

                    NATIONAL MUNICIPAL BOND FUNDS

                    Long-term
                    Insured Long-term
                    Intermediate-term
                    Limited-term

                    STATE MUNICIPAL BOND FUNDS

                    Arizona              Louisiana            North Carolina
                    California/1/        Maryland             Ohio
                    Colorado             Massachusetts/1/     Pennsylvania
                    Connecticut          Michigan             Tennessee
                    Florida              Missouri             Virginia
                    Georgia              New Jersey           Wisconsin
                    Kansas               New Mexico
                    Kentucky/2/          New York/1/



                    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

                    You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
                    (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07751.


                    1. Long-term and insured long-term portfolios.

                    2. Long-term and limited-term portfolios.

                                                              VPR-FL-NA 9-98
NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

NUVEEN

Municipal
Bond Funds


September 30, 1998


Prospectus


Dependable, tax-free income
to help you keep more of
what you earn.





                                        [PHOTO APPEARS HERE]




Maryland

Pennsylvania

Virginia



NOT FDIC-   May lose value

INSURED     No bank guarantee

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Maryland Municipal Bond Fund                                            2
--------------------------------------------------------------------------------
Nuveen Flagship Pennsylvania Municipal Bond Fund                               4
--------------------------------------------------------------------------------
Nuveen Flagship Virginia Municipal Bond Fund                                   6
--------------------------------------------------------------------------------


Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                          8
--------------------------------------------------------------------------------
Management Fees                                                                9
--------------------------------------------------------------------------------
What Securities We Invest In                                                   9
--------------------------------------------------------------------------------
How We Select Investments                                                     10
--------------------------------------------------------------------------------
What the Risks Are                                                            11
--------------------------------------------------------------------------------
How We Manage Risk                                                            11
--------------------------------------------------------------------------------


Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                   13
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               15
--------------------------------------------------------------------------------
How to Buy Shares                                                             15
--------------------------------------------------------------------------------
Systematic Investing                                                          16
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         17
--------------------------------------------------------------------------------
Special Services                                                              17
--------------------------------------------------------------------------------
How to Sell Shares                                                            18
--------------------------------------------------------------------------------


Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Distributions and Taxes                                                       20
--------------------------------------------------------------------------------
Distribution and Service Plans                                                21
--------------------------------------------------------------------------------
Net Asset Value                                                               22
--------------------------------------------------------------------------------
Fund Service Providers                                                        22
--------------------------------------------------------------------------------


Section 5  Financial Highlights

This section provides the funds' financial performance for the past
5 years.                                                                      23
--------------------------------------------------------------------------------
Appendix  Additional State Information                                        26
--------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

                                                          September 30, 1998

Section 1  The Funds


     Nuveen Maryland Municipal Bond Fund

     Nuveen Flagship Pennsylvania Municipal Bond Fund

     Nuveen Flagship Virginia Municipal Bond Fund


Prospectus


This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

A Century of Investment Experience

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.


                                                         Section 1  The Funds  1

Nuveen Maryland Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Maryland bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue an aggressive, high-growth investment strategy;

 .  Invest through an IRA or 401(k) plan;

 .  Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

                            Class R Annual Returns

                           [BAR CHART APPEARS HERE]

1993         12.4%
1994         -6.1%
1995         17.2%
1996          3.8%
1997          7.7%


From inception in December 1991 to December 31, 1997, the highest and lowest quarterly returns were 7.40% and -5.70%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns for
                    the Periods Ending December 31, 1997
                    ------------------------------------
Class               1 Year       5 Year        Inception
--------------------------------------------------------
Class A (Offer)     3.05%        5.52%           6.02%
Class A (NAV)       7.55%        6.43%           6.81%
Class B             2.75%        5.53%           5.93%
Class C             6.92%        5.70%           6.07%
Class R             7.74%        6.69%           7.07%
--------------------------------------------------------
LB Market
  Benchmark/2/      9.19%        7.36%           7.78%
Lipper
  Peer Group/3/     8.47%        6.49%           6.92%


2  Section 1   The Funds

What are the Costs of Investing?


Shareholder Transaction Expenses/4/



Paid Directly From Your Investment
Share Class                                   A          B          C          R/5/
-----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/    None       None       None
 ...................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None      None       None       None
 ...................................................................................
Exchange Fees                                 None      None       None       None
 ...................................................................................
Deferred Sales Charge/7/                      None/8/     5%/9/      1%/10/   None
 ...................................................................................

Annual Fund Operating Expenses/11/
Paid From Fund Assets
Share Class                                   A          B          C          R
-----------------------------------------------------------------------------------
Management Fees                                .55%      .55%       .55%       .55%
 ...................................................................................
12b-1 Distribution and Service Fees            .20%      .95%       .75%        --%
 ...................................................................................
Other Expenses                                 .25%      .25%       .25%       .25%
-----------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                              1.00%     1.75%      1.55%       .80%
-----------------------------------------------------------------------------------
+After Expense Reimbursements
 ...................................................................................
Reimbursements                                (.06%)    (.06%)     (.06%)     (.06%)
 ...................................................................................
Total Annual Fund Operating Expenses--Net      .94%     1.69%      1.49%       .74%
 ...................................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fundOs operating expenses remain the same. Your actual returns and costs may be higher or lower.


                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
-------------------------------------------------------------------------
1 Year         $  518  $  573  $  158  $ 82  $  518  $  178  $  158  $ 82
 .........................................................................
3 Years        $  725  $  868  $  490  $255  $  725  $  551  $  490  $255
 .........................................................................
5 Years        $  949  $1,063  $  845  $444  $  949  $  949  $  845  $444
 .........................................................................
10 Years       $1,593  $1,864  $1,845  $990  $1,593  $1,864  $1,845  $990
 .........................................................................

How the Funds Is Invested (as of 5/31/98)

Portfolio Statistics
Weighted Average Maturity                15.3 years
 ...................................................
Weighted Average Duration                 5.4 years
 ...................................................
Weighted Average Credit Quality                 AA+
 ...................................................
Number of Issues                                 50
 ...................................................

Credit Quality
AAA                                             66%
 ...................................................
AA                                              22%
 ...................................................
A                                                4%
 ...................................................
BBB/NR                                           8%
 ...................................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]


Tax Obligation-      Housing-            U.S. Guaranteed    Health Care (12%)    Other (32%)   Housing-
Limited (11%)        Multifamily (14%)   (19%)                                                 Single-Family
                                                                                               (12%)


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception, and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.48%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Maryland Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                       Section 1  The Funds  3

Nuveen Flagship Pennsylvania Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Pennsylvania bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  .  Earn regular monthly tax-free dividends;

  .  Preserve investment capital over time;

  .  Reduce taxes on investment income;

  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .  Pursue an aggressive, high-growth investment strategy;

  .  Invest through an IRA or 401(k) plan;

  .  Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

                            Class A Annual Returns

                           [BAR CHART APPEARS HERE]


1998            13.2%
1989             9.5%
1990             5.1%
1991            11.8%
1992             9.8%
1993            11.1%
1994            -4.2%
1995            15.3%
1996             3.8%
1997            10.0%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 5.63% and -4.45%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.


                         Average Annual Total Returns for
                       the Periods Ending December 31, 1997
                       ------------------------------------
Class                  1 Year        5 Year         10 Year
-----------------------------------------------------------
Class A (Offer)         5.36%        6.06%           7.94%
Class A (NAV)           9.99%        6.98%           8.40%
Class B                 5.39%        6.24%           7.93%
Class C                 9.41%        6.38%           7.80%
Class R                10.21%        7.02%           8.42%
-----------------------------------------------------------
LB Market
  Benchmark/2/          9.19%        7.36%           8.58%
Lipper
  Peer Group/3/         8.67%        7.00%           8.53%


4  Section 1   The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                   A        B       C       R/5/
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                              4.20%/6/    None    None    None
 ............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None    None    None    None
 ............................................................................
Exchange Fees                                 None    None    None    None
 ............................................................................
Deferred Sales Charge/7/                   None/8/   5%/9/  1%/10/    None
 ............................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A       B       C       R
----------------------------------------------------------------------------
Management Fees                               .55%    .55%    .55%    .55%
 ............................................................................
12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%
 ............................................................................
Other Expenses                                .20%    .20%    .20%    .20%
----------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                              .95%   1.70%   1.50%    .75%

+After Expense Reimbursements
 ............................................................................
Reimbursements                               (.34%)  (.36%)  (.34%)  (.34%)
 ............................................................................
Total Annual Fund Operating Expenses--Net     .61%   1.34%   1.16%    .41%
 ............................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
----------------------------------------------------------------------------
 1 Year        $  513  $  568  $  153  $ 77  $  513  $  173  $  153  $ 77
 ............................................................................
 3 Years       $  710  $  854  $  474  $240  $  710  $  536  $  474  $240
 ............................................................................
 5 Years       $  923  $1,037  $  818  $417  $  923  $  923  $  818  $417
 ............................................................................
 10 Years      $1,537  $1,810  $1,791  $930  $1,537  $1,810  $1,791  $930
 ............................................................................

How the Fund is Invested (as of 5/31/98)

Portfolio Statistics
Weighted Average Maturity        22.1 years
 ...........................................
Weighted Average Duration         7.6 years
 ...........................................
Weighted Average Credit Quality          A+
 ...........................................
Number of Issues                        85
 ...........................................

Credit Quality
AAA                                     40%
 ...........................................
AA                                       8%
 ...........................................
A                                       19%
 ...........................................
BBB/NR                                  33%
 ...........................................

Industry Diversification (Top 5)


[pie chart appears here]

Other                                  (37%)
Utilities                              (12%)
Health Care                            (15%)
U.S. Guaranteed                         (8%)
Housing-Single-Family                  (12%)
Education and Civic Organizations      (16%)



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.93%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Pennsylvania Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Pennsylvania Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1  The Funds 5

Nuveen Flagship Virginia Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated municipal bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Virginia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .   Earn regular monthly tax-free dividends;

 .   Preserve investment capital over time;

 .   Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .   Pursue an aggressive, high-growth investment strategy;

 .   Invest through an IRA or 401(k) plan;

 .   Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

[BAR CHART APPEARS HERE]


          Class A Annual Returns

          1988             12.7%
          1989              9.3%
          1990              6.5%
          1991             11.8%
          1992              9.3%
          1993             12.4%
          1994             -5.5%
          1995             16.3%
          1996              4.0%
          1997              9.4%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.58% and -5.14%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                            Average Annual Total Returns for
                          the Periods Ending December 31, 1997
Class                     1 Year          5 Year       10 Year
----------------------------------------------------------------
Class A (Offer)             4.79%           6.12%         7.99%
Class A (NAV)               9.41%           7.04%         8.45%
Class B                     4.63%           6.26%         7.98%
Class C                     8.91%           6.45%         7.86%
Class R                     9.62%           7.08%         8.47%
----------------------------------------------------------------
LB Market
 Benchmark/2/               9.19%           7.36%         8.58%
Lipper
 Peer Group/3/              8.98%           6.70%         7.74%


6  Section 1   The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment



Share Class                                    A           B          C          R/5/
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                   4.20%/6/   None       None         None
 .......................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                        None       None       None         None
 .......................................................................................
Exchange Fees                                  None       None       None         None
 .......................................................................................
Deferred Sales Charge/7/                       None/8/       5%/9/      1%/10/    None
 .......................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A           B          C          R
---------------------------------------------------------------------------------------
Management Fees                                 .55%       .55%       .55%         .55%
 .......................................................................................
12b-1 Distribution and Service Fees             .20%       .95%       .75%          --%
 .......................................................................................
Other Expenses                                  .15%       .14%       .14%         .15%
---------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                                .90%      1.64%      1.44%         .70%

+After Expense Reimbursements
 .......................................................................................
Reimbursements                                 (.16%)     (.13%)     (.15%)       (.16%)
 .......................................................................................
 .......................................................................................
Total Annual Fund Operating Expenses--Net       .74%      1.51%      1.29%         .54%
 .......................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                                     Redemption                               No Redemption
   Share Class         A           B          C         R             A           B           C       R
---------------------------------------------------------------------------------------------------------
 1 Year            $  508      $  562      $  147      $ 72        $  508      $  167      $  147    $ 72
 .........................................................................................................
 3 Years           $  695      $  836      $  456      $224        $  695      $  517      $  456    $224
 .........................................................................................................
 5 Years           $  898      $1,006      $  787      $390        $  898      $  892      $  787    $390
 .........................................................................................................
 10 Years          $1,481      $1,746      $1,724      $871        $1,481      $1,746      $1,724    $871


How the Fund Is Invested (as of 5/31/98)


Portfolio Statistics

Weighted Average Maturity             20.3 years
 ................................................
Weighted Average Duration              6.1 years
 ................................................
Weighted Average Credit Quality              AA-
 ................................................
Number of Issues                             127
 ................................................

Credit Quality

AAA                                          34%
 ................................................
AA                                           30%
 ................................................
A                                            24%
 ................................................
BBB/NR                                       12%
 ................................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]


Tax Obligation-    Water/         U.S. Guaranteed   Health Care (14%)   Other (38%)   Education
Limited (15%)      Sewer (14%)    (8%)                                                and Civic
                                                                                      Organizations
                                                                                      (11%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.80%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Virginia Municipal Debt Category.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.




                                                      Section 1  The Funds  7

Section 2  How We Manage Your Money

To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Funds

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Daniel S. Solender has been the portfolio manager for the Maryland and Virginia Funds since July 1998. Mr. Solender has been a portfolio manager for Nuveen Advisory since 1992. Mr. Solender is currently an Assistant Vice President of Nuveen Advisory, and he manages investments for nineteen Nuveen-sponsored investment companies, including the Connecticut, New York, and New York Insured Funds.

Thomas J. O'Shaughnessy has been the portfolio manager for the Pennsylvania Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983. He currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Kentucky, North Carolina, and Tennessee Funds.


8     Section 2   How We Manage Your Money

Management Fee

For providing these services, Nuveen Advisory is paid an annual management fee.
The following schedule applies to each fund described in this prospectus:

Average Daily Net Asset Value                                     Management Fee
For the first $125 million                                               0.5500%
 ................................................................................
For the next $125 million                                                0.5375%
 ................................................................................
For the next $250 million                                                0.5250%
 ................................................................................
For the next $500 million                                                0.5125%
 ................................................................................
For the next $1 billion                                                  0.5000%
 ................................................................................
For assets over $2 billion                                               0.4750%
 ................................................................................


For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:
Nuveen Maryland Municipal Bond Fund                                         .49%
 ................................................................................
Nuveen Flagship Pennsylvania Municipal Bond Fund                            .21%
 ................................................................................
Nuveen Flagship Virginia Municipal Bond Fund                                .39%
 ................................................................................


What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade



                                       Section 2  How We Manage Your Money     9
by the fund's investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


10   Section 2   How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

State concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix -- Additional State Information." These risks may be greater for the funds, because they are "non-diversified" which authorizes them to concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.



                                       Section 2  How We Manage Your Money    11

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care.

  . 10% in borrowings (33% if used to meet redemptions).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.



12  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 . the amount of your purchase;

 . any current holdings of fund shares;

 . how long you expect to hold the shares;

 . the amount of any up-front sales charge;

 . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                                     Authorized Dealer
                                            Sales Charge as % of        Sales Charge as % of         Commission as % of
Amount of Purchase                         Public Offering Price         Net Amount Invested        Public Offering Price
 .........................................................................................................................
Less than $50,000                                 4.20%                         4.38%                       3.70%
 .........................................................................................................................
$50,000 but less than $100,000                    4.00%                         4.18%                       3.50%
 .........................................................................................................................
$100,000 but less than $250,000                   3.50%                         3.63%                       3.00%
 .........................................................................................................................
$250,000 but less than $500,000                   2.50%                         2.56%                       2.00%
 .........................................................................................................................
$500,000 but less than $1,000,000                 2.00%                         2.04%                       1.50%
 .........................................................................................................................
$1,000,000 and over                                 --(1)                        --                         1.00%(1)
 .........................................................................................................................

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1%

                                  Section 3  How You Can Buy and Sell Shares  13
of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase      0-1      1-2       2-3      3-4      4-5      5-6
 ...........................................................................
CDSC                      5%       4%         4%       3%       2%       1%
 ...........................................................................

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


14  Section 3   How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge        Class A Sales Charge          Class R Eligibility
Reductions                  Waivers
 . Rights of accumulation    . Nuveen Defined Portfolio    . Certain employees and
 . Letter of intent            reinvestment                  Directors of Nuveen or
 . Group purchase            . Purchases using               employees of authorized
                              redemptions from              dealers
                              unrelated funds             . Bank trust departments
                            . Retirement plans
                            . Certain employees and
                              Directors of Nuveen or
                              employees of authorized
                              dealers
                            . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.


                                   Section 3 How You Can Buy and Sell Shares  15

By Mail


You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                             [GRAPH APPEARS HERE]


One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.


16  Section 3   How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.



                                  Section 3  How You Can Buy and Sell Shares  17

Fund Direct

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

How to Sell Shares


You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone


If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail


You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;



18  Section 3   How You Can Buy and Sell Shares

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                                  Section 3  How You Can Buy and Sell Shares  19

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

20  Section 4  General Information

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                                Tax-Free Yield


Tax Rate      4.00%      4.50%      5.00%      5.50%      6.00%
28.0%         5.56%      6.25%      6.94%      7.64%      8.33%
 ...............................................................
31.0%         5.80%      6.52%      7.25%      7.97%      8.70%
 ...............................................................
36.0%         6.25%      7.03%      7.81%      8.59%      9.37%
 ...............................................................
39.6%         6.62%      7.45%      8.28%      9.11%      9.93%
 ...............................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Service Plans

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining


                                              Section 4  General Information  21
shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

22  Section 4   General Information

Section 5  Financial Highlights


The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Maryland Municipal Bond Fund


                         Investment Operations                  Less Distributions
               ----------------------------------------   -----------------------------
Class
(Inception
Date)
                                             Net
---                                     Realized                                                                        Ratio of
                                             and                                         Ending              Ending     Expenses
Year           Beginning         Net  Unrealized                 Net                        Net                 Net   to Average
Ending         Net Asset  Investment  Investment          Investment  Capital             Asset     Total    Assets          Net
May 31,            Value   Income(a)  Gain (Loss)  Total      Income    Gains     Total   Value  Return(b)    (000)    Assets(a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)

  1998            $10.25        $.48       $ .32   $ .80      $(.49)      $--    $(.49)  $10.56     7.95%   $17,427         .94%
  1997(c)          10.25         .16         .01     .17       (.17)       --     (.17)   10.25     1.63     12,977         .95*
  1997(d)          10.43         .46        (.15)    .31       (.49)       --     (.49)   10.25     3.06     11,788        1.00
  1996(d)           9.60         .48         .85    1.33       (.50)       --     (.50)   10.43    14.07      6,860        1.00
  1995(e)           9.84         .20        (.23)   (.03)      (.21)       --     (.21)    9.60     (.26)     1,605        1.00*

Class B (3/97)

  1998             10.25         .41         .31     .72       (.41)       --     (.41)   10.56     7.16      2,332        1.69
  1997(f)          10.29         .10        (.04)    .06       (.10)       --     (.10)   10.25      .83        150        1.70*

Class C (9/94)

  1998             10.24         .43         .32     .75       (.43)       --     (.43)   10.56     7.44      2,606        1.49
  1997(c)          10.24         .15          --     .15       (.15)       --     (.15)   10.24     1.43      2,103        1.50*
  1997(d)          10.42         .39        (.16)    .23       (.41)       --     (.41)   10.24     2.28      1,985        1.75
  1996(d)           9.59         .41         .84    1.25       (.42)       --     (.42)   10.42    13.24      1,438        1.75
  1995(e)           9.75         .16        (.15)    .01       (.17)       --     (.17)    9.59      .12        860        1.75*


Class R (12/91)

  1998             10.26         .51         .32     .83       (.51)       --     (.51)   10.58     8.23     44,599         .74
  1997(c)          10.26         .17          --     .17       (.17)       --     (.17)   10.26     1.68     43,306         .75*
  1997(d)          10.44         .47        (.14)    .33       (.51)       --     (.51)   10.26     3.29     43,738         .75
  1996(d)           9.61         .51         .84    1.35       (.52)       --     (.52)   10.44    14.33     47,389         .75
  1995(d)          10.62         .51       (1.01)   (.50)      (.51)       --     (.51)    9.61    (4.58)    42,741         .75
  1994(d)           9.91         .51         .72    1.23       (.50)     (.02)    (.52)   10.62    12.71     47,822         .75
--------------------------------------------------------------------------------------------------------------------------------




                           Ratios/Supplemental Data
                       ------------------------------------

                                 Ratio of Net
                                 Investment
                                     Income
Year                             to Average    Portfolio
Ending                                  Net     Turnover
May 31                             Assets(a)         Rate
--------------------------------------------------------
Class A (9/94)

  1998                           4.62%            7%
  1997(c)                        4.90*            3
  1997(d)                        4.79             4
  1996(d)                        4.74            17
  1995(e)                        5.26*           35

Class B (3/97)

  1998                           3.85             7
  1997(f)                        4.00*            3

Class C (9/94)

  1998                           4.07             7
  1997(c)                        4.35*            3
  1997(d)                        4.05             4
  1996(d)                        4.04            17
  1995(e)                        4.55*           35


Class R (12/91).

  1998                           4.82             7
  1997(c)                        5.10*            3
  1997(d)                        5.06             4
  1996(d)                        5.07            17
  1995(d)                        5.28            35
  1994(d)                        4.85             4
------------------------------------------------------------------------------------

*    Annualized.


(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  For the four months ended May 31.

(d)  For year ended January 31.

(e)  From commencement of class operations as noted through January 31.

(f)  From commencement of class operations as noted.


                                           Section 5   Financial Highlights  23

Pennsylvania Municipal Bond Fund **




                   Investment Operations                 Less Distributions
              ------------------------------------  ---------------------------

Class
(Inception
Date)

                                        Net
                                   Realized
                                        and                                       Ending               Ending
Year     Beginning         Net   Unrealized                 Net                      Net                  Net
Ending   Net Asset  Investment   Investment          Investment  Capital           Asset       Total   Assets
May 31,      Value   Income(a)  Gain (Loss)   Total      Income    Gains   Total   Value   Return(b)    (000)
-------------------------------------------------------------------------------------------------------------
Class A (10/86)

   1998     $10.25        $.56        $ .45   $1.01       $(.56)   $(.02)  $(.58) $10.68       10.05% $65,826
   1997      10.00         .57          .25     .82        (.57)      --    (.57)  10.25        8.37   55,667
   1996      10.21         .59         (.20)    .39        (.60)      --    (.60)  10.00        3.83   44,392
   1995      10.06         .60          .16     .76        (.61)      --    (.61)  10.21        7.90   42,600
   1994      10.38         .61         (.32)    .29        (.61)      --    (.61)  10.06        2.70   42,226

Class B (2/97)
   1998      10.27         .48          .45     .93        (.48)    (.02)   (.50)  10.70        9.23    2,640
   1997(c)   10.21         .16          .06     .22        (.16)      --    (.16)  10.27        2.18      229

Class C (2/94)
   1998      10.25         .50          .45     .95        (.50)    (.02)   (.52)  10.68        9.50    8,912
   1997       9.99         .51          .26     .77        (.51)      --    (.51)  10.25        7.88    6,320
   1996      10.21         .53         (.21)    .32        (.54)      --    (.54)   9.99        3.16    4,442
   1995      10.06         .54          .16     .70        (.55)      --    (.55)  10.21        7.31    3,118
   1994(c)   10.71         .16         (.64)   (.48)       (.17)      --    (.17)  10.06      (13.46)*  1,697

Class R (2/97)
   1998      10.25         .58          .45    1.03        (.58)    (.02)   (.60)  10.68       10.30   61,180
   1997(c)   10.21         .20          .03     .23        (.19)      --    (.19)  10.25        2.31   57,383

                      Ratios/Supplemental Data
         -------------------------------------

Class
(Inception
Date)
                     Ratio of Net
           Ratio of    Investment
           Expenses        Income
Year     to Average    to Average    Portfolio
Ending          Net           Net    Turnover
May 31,   Assets(a)     Assets(a)     Rate
----------------------------------------------
Class A (10/86)

   1998         .61%         5.28%          20%
   1997         .70          5.61           46
   1996         .79          5.76           65
   1995         .89          6.08           50
   1994         .91          5.80           21

Class B (2/97)
   1998        1.34          4.50           20
   1997(c)     1.35*         4.84*          46

Class C (2/94)
   1998        1.16          4.73           20
   1997        1.25          5.06           46
   1996        1.68          4.85           65
   1995        1.84          5.05           50
   1994(c)     1.68*         4.64*          21

Class R (2/97)
   1998         .41          5.48           20
   1997(c)      .39*         5.83*          46
-------------------------------------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

24   Section 5   Financial Highlights

Virginia Municipal Bond Fund **


                      Investment Operations       Less Distributions                                   Ratios/Supplemental Data
                  ---------------------------- -------------------------                          ---------------------------------
Class
(Inception
Date)
                                     Net                                                                     Ratio of Net
                                Realized                                                            Ratio of   Investment
                                     and                                 Ending           Ending    Expenses       Income
Year    Beginning        Net  Unrealized              Net                   Net              Net  to Average   to Average Portfolio
Ending  Net Asset Investment  Investment       Investment Capital         Asset     Total Assets         Net          Net Turnover
May 31,     Value  Income(a) Gain (Loss) Total     Income   Gains  Total  Value Return(b)  (000)   Assets(a)    Assets(a)   Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

1998     $10.66      $.56      $  .41    $ .97   $(.56)    $(.01) $(.57) $11.06    9.30%  $133,966    .74%       5.15%       3%
1997      10.40       .58         .25      .83    (.57)      --    (.57)  10.66    8.20    122,252    .74        5.45       23
1996      10.56       .57        (.15)     .42    (.58)      --    (.58)  10.40    4.03    117,677    .83        5.41       17
1995      10.36       .59         .20      .79    (.59)      --    (.59)  10.56    7.99    112,643    .79        5.81       50
1994      10.82       .60        (.31)     .29    (.60)     (.15)  (.75)  10.36    2.62    107,502    .64        5.53       17

Class B (2/97)

1998      10.66       .48         .41      .89    (.48)     (.01)  (.49)  11.06    8.53      3,894   1.51        4.33        3
1997(c)   10.62       .16         .04      .20    (.16)      --    (.16)  10.66    1.94        381   1.47*       4.68*      23

Class C (10/93)

1998      10.65       .50         .42      .92    (.50)     (.01)  (.51)  11.06    8.81     15,660   1.29        4.59        3
1997      10.39       .52         .26      .78    (.52)      --    (.52)  10.65    7.61     11,700   1.29        4.89       23
1996      10.56       .51        (.16)     .35    (.52)      --    (.52)  10.39    3.37     10,978   1.38        4.84       17
1995      10.36       .53         .20      .73    (.53)      --    (.53)  10.56    7.40      6,537   1.34        5.24       50
1994(c)   11.24       .34        (.78)    (.44)   (.34)     (.10)  (.44)  10.36   (7.13)*    4,759   1.14*       4.85*      17

Class R (2/97)

1998      10.66       .59         .41     1.00    (.59)     (.01)  (.60)  11.06    9.54     58,734    .54        5.35        3
1997(c)   10.62       .20        (.04)     .24    (.20)      --    (.20)  10.66    2.26     57,002    .52*       5.69*      23
-----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.


                                            Section 5   Financial Highlights  25

Appendix  Additional State Information


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Maryland

Maryland has benefited from the expansion in the national economy. The state's once sluggish economy has shown improvement, although employment and income growth rates remain at or below national averages and below neighboring states. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

The State's unemployment rate, which fell to 4.4% in June 1998 from 5.2% in 1997, remains below the national average. Per capita income, which was $28,969 in 1997, is 113% of the national average.

The State's constitution mandates a balanced budget. During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes will be reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. The 1998 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002. Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, remains moderate. Maryland's general obligation debt carries triple-A ratings from Moody's Standard and Poors, and Fitch.

Tax Treatment

The Maryland Fund's regular monthly dividends will not be subject to Maryland personal income taxes to the extent they are paid out of income earned on Maryland municipal bonds or U.S. government securities. You will be subject to Maryland personal income tax, however, to the extent the Maryland Fund distributes any taxable income, or if you sell or exchange Maryland Fund shares and realize a capital gain on the transaction.


26  Appendix

The treatment of corporate shareholders of the Maryland Fund is similar to that described above.

Pennsylvania

Pennsylvania's economy, which is one of the weaker economies in the Northeast, is expected to continue to lag national economic trends in the near future. The sluggish economy is due in part to continued mergers and acquisitions, expenditure reductions, and layoffs in the healthcare, defense, and telecommunications industries, which are the most important to the Commonwealth's economy.

As of January 1998, Pennsylvania's unemployment rate was 4.6% compared to 4.7% for the United States. Personal income in the Commonwealth for 1996 is $299.0 billion, an increase of 4.9 percent over the previous year. During the same period, national personal income increased at a rate of 5.6 percent. Based on the 1996 personal income estimates, per capita income for 1996 is at $24,803 in the Commonwealth compared to per capita income in the United States of $24,426.

General Fund collections for fiscal year 1997-98 were $676.1 million or 3.9% above estimate, and the General Fund budget for 1998-99 included approximately $218 million of tax cuts. As of April 30, 1998, Pennsylvania's general obligation debt carries ratings of AA- by Standard & Poor's, Aa3 by Moody's, and AA by Fitch.

Tax Treatment

The Pennsylvania Fund's regular monthly dividends will not be subject to the Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax) to the extent they are paid out of income earned on Pennsylvania municipal bonds or U.S. government securities. You will be subject to Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax), however, to the extent the Pennsylvania Fund distributes any taxable income or realized capital gains, or if you sell or exchange Pennsylvania Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Pennsylvania Fund is similar to that described above.

Virginia

Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, including high technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

Virginia's unemployment rate was a low 3.1% in June 1998, below the national average of 4.5% in June 1998 and down slightly from the Commomwealth's June 1997 rate of 4.1%. At $26,438 in 1997, per capita income remains above the U.S. average.

The Commonwealth has historically operated on a fiscally conservative basis but had a deficit in fiscal year 1995, largely because of a court decision that required the Commonwealth to refund certain taxes. Large operating surpluses in fiscal years 1996 and 1997 allowed the



                                                                    Appendix  27

Commonwealth to eliminate this deficit by fiscal 1997. In 1998, the Virginia legislature voted to phase out over 5 years the personal property automobile tax collected by local governments. The Commonwealth is expected to reimburse local governments for the revenue losses. As of July 1998, Moody's, S&P, and Fitch each rated the Commonwealth AAA.

Tax Treatment

The Virginia Fund's regular monthly dividends will not be subject to Virginia personal income taxes to the extent they are paid out of income earned on Virginia municipal bonds or U.S. government securities. You will be subject to Virginia personal income tax, however, to the extent the Virginia Fund distributes any taxable income, or if you sell or exchange Virginia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Virginia Fund is similar to that described above.



28   Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term



State Municipal Bond Funds

Arizona                 Louisiana             North Carolina
California/1/           Maryland              Ohio
Colorado                Massachusetts         Pennsylvania
Connecticut             Michigan              Tennessee
Florida                 Missouri              Virginia
Georgia                 New Jersey            Wisconsin
Kansas                  New Mexico
Kentucky/2/             New York/1/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07751.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com                                                   VPR-MS1-NA 9-98

                                                              SEPTEMBER 30, 1998

NUVEEN FLAGSHIP MULTISTATE TRUST I

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

NUVEEN MARYLAND MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Flagship Multistate Trust I dated September 30, 1998. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-24
Portfolio Transactions..................................................... S-25
Net Asset Value............................................................ S-26
Tax Matters................................................................ S-27
Performance Information.................................................... S-36
Additional Information on the Purchase and Redemption of Fund Shares....... S-45
Distribution and Service Plan.............................................. S-52
Independent Public Accountants and Custodian............................... S-54
Financial Statements....................................................... S-54
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust I. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has eight series: the Nuveen Flagship Arizona Municipal Bond Fund (formerly the Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Colorado Municipal Bond Fund (formerly the Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Florida Municipal Bond Fund (formerly the Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly the Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Mexico Municipal Bond Fund (formerly the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Oklahoma Municipal Bond Fund; the Nuveen Flagship Pennsylvania Municipal Bond Fund (formerly the Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Virginia Municipal Bond Fund (formerly the Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). The Nuveen Oklahoma Municipal Bond Fund has been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

YEAR 2000 ISSUES

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1997 and 1998 fiscal years were:

                                                                       FISCAL
                                                                        YEAR
                                                                      1997  1998
                                                                      ----  ----
      Arizona Municipal Bond Fund ................................... 25%    16%
      Colorado Municipal Bond Fund .................................. 27%    19%
      Florida Municipal Bond Fund ................................... 54%    14%
      Maryland Municipal Bond Fund ..................................  4%*    7%
      New Mexico Municipal Bond Fund ................................ 43%    13%
      Pennsylvania Municipal Bond Fund .............................. 46%    20%
      Virginia Municipal Bond Fund .................................. 23%     3%

--------
   *For the four months ending May 31, 1997, the portfolio turnover rate was 3%.

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO ARIZONA

  Arizona's economy is primarily based on services, tourism and high technology manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth recently due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Major employers include Intel Corp., Microchip Technology and Charles Schwab. Over the last five years, the State has ranked second in the nation in job growth with a 33 percent increase which created over 400,000 private sector jobs. The State's leading economic indicators hit an all-time high in April, suggesting that the State's economic growth may continue in the near term. However, the magnitude and duration of the economic turmoil in East Asia may dampen economic growth within the state. According to 1996 estimates, approximately 45% of the State's $10 billion of exports were to Asian countries.

  The statewide unemployment rate was 4.0 percent, at the end of June 1998, slightly below the U.S. rate of 4.5 percent. Additionally, unemployment rates in the State's two largest metropolitan areas, Phoenix-Mesa and Tucson, were a very low 2.4 percent and 2.8 percent, respectively. Statewide personal income grew at a rate of 5.5 percent in 1997 to approximately $22,438. Retail sales in Arizona through May 1998 were up 7.7 percent from the preceeding year.

  The Arizona Constitution restricts the legislature's power to raise revenues by increasing property taxes. The State has also enacted limits on annual spending. At the recent legislative session, the corporate income tax rate was trimmed to 8% from 9% and personal income taxes were cut again.

  The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its creditworthiness.


FACTORS PERTAINING TO COLORADO

  Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high technology and construction industries. The State's economic activity tends to mimic that of the nation as a whole albeit less severely, according to Colorado's Office of State Planning and Budgeting.

  Colorado's unemployment rate was a very low 3.4% in June 1998, below the national average of 4.5%. Per capita income grew 5.1% to $27,051 in 1997. Colorado has no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard and Poor's.

FACTORS PERTAINING TO FLORIDA

  Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Population growth, which reached 30% from 1980 to 1990, has slowed but remains relatively high. Florida has a diverse economy with substantial insurance, banking, healthcare, construction and trade sectors, yet it remains heavily dependent on the agriculture and tourism industries.

  Florida's unemployment rate of 4.5% in June 1998 was comparable to the national average of 4.5% in June 1998 and lower than the State's 4.8% rate in June 1997. Florida's 1997 per capita income of $25,255 is on a par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed incomes than on wages, income levels in the State are generally more stable over different phases of economic cycles.

  A voter-approved amendment to Florida's Constitution that be came effective in 1996 limits the rate of growth of state revenues to the growth rate of personal income. Revenues that are pledged to bonds, including new issuance, are exempt from the limitation. Another recent constitutional amendment requires the State to maintain a budget stabilization fund. The fund, which is expected to reach the required 5% level by 1999, provides a counterbalance to the State's reliance on economically-sensitive sales tax revenues. As of July 31, 1998, Florida's general obligation debt carries ratings of AA+ by S&P, Aa2 by Moody's, and AA by Fitch.

FACTORS PERTAINING TO MARYLAND

  Maryland has benefited from the expansion in the national economy. The State's once sluggish economy has shown improvement, although employment and income growth rates remain at or below national averages and below neighboring states. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

  The State's unemployment rate, which fell to 4.4% in June 1998 from 5.2% in June 1997, remains below the national average. Per capita income, which was $28,969 in 1997, is 113% of the national average.

  The State Constitution mandates a balanced budget. Conservative fiscal policies and recent economic growth have benefited the State's financial position. For example, the State's statutorily-mandated rainy day fund has exceeded its required 5% level recently. The rainy day fund is, however, scheduled to be drawn down to its 5% level in future years. During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes will be reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. The 1988 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002. Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, remains moderate. Maryland's general obligation debt carries triple-A ratings from Moody's, Standard & Poor's, and Fitch.

FACTORS PERTAINING TO NEW MEXICO

  New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing and mining. Energy resource production, including gas and oil sales, was approximately $5.2 billion in 1997. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Tourism generated about $2.3 billion for the state according to a 1991 estimate, a trend that should continue given the large number of state and federal park lands in the State. Finally, crop and livestock production remains diverse given the State's variety of climatic conditions and will also remain a major part of the economy.

  New Mexico's unemployment rate was 6.7% in June 1998, surpassing the national average of 4.5%. At the same time, per capita income rose 4.1% in 1997 to reach $19,587.

  As of June 1998, Moody's rates the state's general obligation debt Aa1, while Standard and Poor's rates it AA+.

FACTORS PERTAINING TO OKLAHOMA

  Oklahoma's principal industries include trade, manufacturing, mineral and energy exploration and production and agriculture. Oklahoma is vulnerable to cyclical fluctuations in oil and gas prices just like any other energy driven economy. Nonfuel mineral represented $338 million in activity in 1994 while tourists spent some $3 billion in the state during the same year.

  Oklahoma's unemployment rate is low compared to the national average. It stood at 4.0% in June 1997 compared to national averages of 4.5%. Per capita income rose 5.0% in 1997 to reach $20,556.

  As of June 1998, Moody's gives the state's general obligation debt an Aa3 rating while S&P gives it an AA rating.

FACTORS PERTAINING TO PENNSYLVANIA

  After several years of trailing the national economy, Pennsylvania's economy has performed fairly well during the past two years. The State's employment growth has approached national levels and income growth has also been good. Part of the growth can be explained by the State's efforts in recent years to reduce its relatively high business taxes. Future growth is, however, expected to moderate. The State's healthcare environment continues to be difficult, particularly in the Philadelphia and Pittsburgh metro areas. A well-publicized example of the pressures in these markets occurred in July 1998 with the bankruptcy filing by AHERF (Allegheny Health, Research, and Education Foundation) on behalf of its eight Philadelphia-area hospitals.

  Pennsylvania's unemployment rate was 4.3% in June 1998, compared with the June 1998 national rate of 4.5% and the State's 5.2% rate in June 1997. Pennsylvania's 1997 per capita income was $26,058, approximately 102% of the national average.

  The Governor must submit a balanced operating budget by law and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The State's financial position has improved modestly. The State made notable additions to its reserves in fiscal 1997, including its rainy day fund and its unreserved/undesignated fund balance. Improved reserves contributed to the decisions by two rating agencies--Moody's and Fitch--to upgrade the State's general obligation rating to Aa3 and AA, respectively, in October 1997. Pennsylvania's general obligation debt also carries a rating of AA- by Standard & Poor's.

FACTORS PERTAINING TO VIRGINIA

  Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors has been offset by employment growth in other sectors, including high technology. The federal government, however, remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

  Virginia's unemployment rate was a low 3.1% in June 1998, below the national average of 4.5% in June 1998 and down slightly from the June 1997 rate of 4.1%. At $26,438 in 1997, per capita income remains above the U.S. average.

  Virginia's Constitution requires a balanced biennial budget. The Commonwealth has historically operated on a fiscally conservative basis but realized a fund balance deficit in fiscal year 1995, largely as the result of a court decision that required the Commonwealth to refund certain taxes. Large operating surpluses in fiscal years 1996 and 1997 allowed the Commonwealth to eliminate the fund balance deficit by fiscal 1997. Also in fiscal 1997, the balance in the Commonwealth's constitutionally-mandated revenue stabilization fund reached $156.6 million. In 1998, the Virginia legislature voted to phase out over a 5-year period the personal property automobile tax, collected by local governments. The Commonwealth is expected to reimburse local governments for the revenue losses. As of July 31, 1998 Moody's, S&P, and Fitch each rated the Commonwealth AAA.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

SHORT-TERM SECURITIES

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                              POSITIONS
                             AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------             ----------------------
Timothy R.              49  Chairman and  Chairman since July 1, 1996 of The John
 Schwertfeger*               Trustee       Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                     Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                         Nuveen Institutional Advisory Corp.; prior
                                           thereto Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. and Nuveen Institutional Advisory
                                           Corp.; Chairman and Director (since January
                                           1997) of Nuveen Asset Management, Inc.;
                                           Director (since 1996) of Institutional
                                           Capital Corporation.
Anthony T. Dean*        53  President and President since July 1, 1996 of The John
 333 West Wacker Drive       Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                         Incorporated, Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory Corp.; prior
                                           thereto, Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. and Nuveen Institutional Advisory
                                           Corp.; President and Director (since
                                           January 1997) of Nuveen Asset Management,
                                           Inc.; Chairman and Director (since 1997) of
                                           Rittenhouse Financial Services, Inc.
Robert P. Bremner       58  Trustee       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       64  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                       President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    65  Trustee       Executive Director of Manitoga (Center for
 5 Peter Cooper Rd.                        Russel Wright's Design with Nature);
 New York, NY 10010                        formerly President and Chief Executive
                                           Officer of Blanton-Peale Institute.

                          POSITIONS
                         AND OFFICES                PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE     WITH TRUST                DURING PAST FIVE YEARS
----------------  ---    -----------                ----------------------
Peter R.          65  Trustee            Adjunct Professor of Business and Economics,
 Sawers                                   University of Dubuque, Iowa; Adjunct
 22 The                                   Professor, Lake Forest Graduate School of
 Landmark                                 Management, Lake Forest, Illinois;
 Northfield,                              Chartered Financial Analyst; Certified
 IL 60093                                 Management Consultant.
William J.        54  Trustee            Senior Partner, Miller-Valentine Partners,
 Schneider                                Vice President, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         50  Trustee            Executive Director, Gaylord and Dorothy
 Stockdale                                Donnelley Foundation (since 1994); prior
 35 East                                  thereto, Executive Director, Great Lakes
 Wacker Dr.                               Protection Fund (from 1990 to 1994).
 Suite 2600
 Chicago,
 IL 60601
Alan G.           37  Vice President     Vice President and General Counsel (since
 Berkshire             and Assistant      September 1997) and Secretary (since May
 333 West              Secretary          1998) of The John Nuveen Company, John
 Wacker                                   Nuveen & Co. Incorporated, Nuveen Advisory
 Drive                                    Corp. and Nuveen Institutional Advisory
 Chicago IL                               Corp., prior thereto, Partner in the law
 60606                                    firm of Kirkland & Ellis.
Michael S.        41  Vice President     Vice President of Nuveen Advisory Corp.
 Davern                                   (since January 1997); prior thereto, Vice
 333 W.                                   President and Portfolio Manager of Flagship
 Wacker                                   Financial.
 Chicago IL
 60606
Lorna C.          53  Vice President     Vice President of John Nuveen & Co.
 Ferguson                                 Incorporated; Vice President (since January
 333 West                                 1998) of Nuveen Advisory Corp. and Nuveen
 Wacker                                   Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
William M.        34  Vice President     Vice President of Nuveen Advisory Corp.
 Fitzgerald                               (since December 1995); Assistant Vice
 333 West                                 President of Nuveen Advisory Corp. (from
 Wacker                                   September 1992 to December 1995), prior
 Drive                                    thereto Assistant Portfolio Manager of
 Chicago,                                 Nuveen Advisory Corp. (from June 1988 to
 IL 60606                                 September 1992).
Stephen D.        44  Vice President and Vice President of John Nuveen & Co.
 Foy                   Controller         Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
J. Thomas         43  Vice President     Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Richard A.        35  Vice President     Vice President of Nuveen Advisory Corp.
 Huber                                    (since January 1997); prior thereto, Vice
 333 West                                 President and Portfolio Manager of Flagship
 Wacker                                   Financial.
 Drive
 Chicago,
 IL 60606

                        POSITIONS
                       AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Steven J. Krupa   41  Vice President Vice President of Nuveen Advisory Corp.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Larry W. Martin   47  Vice President Vice President, Assistant Secretary and
 333 West                             Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President and
 Chicago, IL                          Assistant Secretary of Nuveen Advisory
 60606                                Corp.; Vice President and Assistant
                                      Secretary of Nuveen Institutional Advisory
                                      Corp.; Assistant Secretary of The John
                                      Nuveen Company.
Edward F.         33  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 333 West                             December 1993) of Nuveen Advisory Corp.,
 Wacker Drive                         portfolio manager prior thereto; Vice
 Chicago, IL                          President (since September 1996),
 60606                                previously Assistant Vice President (since
                                      May 1995) of Nuveen Institutional Advisory
                                      Corp., portfolio manager prior thereto.
Stephen S.        40  Vice President Vice President (since September 1997),
 Peterson                             previously Assistant Vice President (since
 333 West                             September 1996) of Nuveen Advisory Corp.,
 Wacker Drive                         Portfolio Manager prior thereto.
 Chicago, IL
 60606
Stuart W.         42  Vice President Vice President of John Nuveen & Co.
 Rogers                               Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Thomas C.         47  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        64  Vice President Vice President and Treasurer of The John
 Stabenow              and Treasurer  Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
William S.        33  Vice President Vice President of John Nuveen & Co.
 Swanson                              Incorporated (since October 1997), prior
 333 West                             thereto, Assistant Vice President (since
 Wacker Drive                         September 1996); formerly, Associate of
 Chicago, IL                          John Nuveen & Co. Incorporated.
 60606
Gifford R.        42  Vice President Vice President, Secretary and Assistant
 Zimmerman             and Secretary  General Counsel of John Nuveen & Co.
 333 West                             Incorporated; Vice President and Assistant
 Wacker Drive                         Secretary of Nuveen Advisory Corp.; Vice
 Chicago, IL                          President and Assistant Secretary of Nuveen
 60606                                Institutional Advisory Corp.

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $3,992          $66,446
      Lawrence H. Brown........................     $4,238          $79,000
      Anne E. Impellizzeri.....................     $3,992          $73,000
      Margaret K. Rosenheim*...................     $1,368          $29,506(1)
      Peter R. Sawers..........................     $3,992          $73,000
      William J. Schneider.....................     $3,992          $66,446
      Judith M. Stockdale**....................     $2,849          $49,000

--------
*Former trustee; retired July 1997.
  **Elected to the Board in July 1997.
(1) Includes $1,256 in interest accrued on deferred compensation from prior years.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 1, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    21.82%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Arizona
 Municipal Bond Fund        MLPF&S                                   39.11%
 Class B Shares............ For the sole benefit of its customers
                            Attn Fund Admin Sec 97ND2
                            4800 Deer Lake Dr E FL 3
                            Jacksonville, FL 32246-6484
                            NFSC FEBO OXS-294926                      6.20
                            James L. Emmons
                            Esther Robinson
                            145 W. Glendale
                            Phoenix, AZ 85021-8722
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    37.95
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Sigmund J. Grinko                         6.58
                            PO Box 14886
                            Scottsdale, AZ 85267-4886
Nuveen Flagship Arizona                                               5.63
 Municipal Bond Fund        Horace M. Wade
 Class R Shares............ and Christine M. Wade
                            Trst Wade Liv Trust U-A DTD 04-13-98
                            4980 N. Calle Bujia
                            Tucson, AZ 85718-6155
Nuveen Flagship Colorado
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    23.42
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Colorado
 Municipal Bond Fund        Mary Ann Davis Evans                      8.11
 Class B Shares............ 505 Lyda Ln
                            Colorado Spgs, CO 80904-1008
                            U S Bancorp Investments                   7.14
                            FBO 180124921
                            100 South Fifth Street Suite 1400
                            Minneapolis, MN 55402-1217
                            Marcella C. Kruse                         6.89
                            1275 S. Birch St. Apt 509
                            Denver, CO 80246-7834
                            Helen May Ferrell                         6.36
                            230 S. Monaco Pkwy #10
                            Denver, CO 80224-1116

                                                                    PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER              OF OWNERSHIP
----------------------      -------------------------              ------------
                            Merrill Lynch, Pierce, Fenner & Smith-     12.29%
                            for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Olde Discount FBO 02606256                  5.38
                            751 Griswold St.
                            Detroit, MI 48226-3224
Nuveen Flagship Colorado
 Municipal Bond Fund Class  Merrill Lynch, Pierce, Fenner & Smith      31.63
 C Shares.................  for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            M-A-N-U-A-L S-C-R-U-B MANUAL-SCRUB        17.56%
                            Acct 80257082
                            FAO E. Mueller
                            Trst N. Mueller
                            5035 McIntyre St.
                            Golden, CO 80403-1739
                            John J. Ferrero                             6.20
                            8774 Allison Dr. Apt. A
                            Arvada, CO 80005-4814
                            Olde Discount FBO 02604753                  5.34
                            751 Griswold St.
                            Detroit, MI 48226-3224
Nuveen Flagship Colorado
 Municipal Bond Fund Class  Raymond & Lisa Ann Munyon &                38.66
 R Shares.................  Renee L. Miller TRS
                            UA AUG 28 92
                            Munyon Family Irrevocable Trust
                            7650 Kline Dr.
                            Arvada, CO 80005-3776
                            Homer U. Van Hooser                        22.97
                            250 Bennington Dr.
                            Colorado Springs, CO 80906-3355
                            Joseph N. Emmons                           14.58
                            2428 Virgo Dr.
                            Colorado Springs, CO 80906-1048
                            Harold M. Gott                             13.18
                            Darlene A. Gott JT WROS
                            P.O. Box. 1929
                            Montrose, CO 81402-1929

                                                                    PERCENTAGE
NAME OF FUND AND CLASS     NAME AND ADDRESS OF OWNER               OF OWNERSHIP
----------------------     -------------------------               ------------
Nuveen Flagship Florida
 Municipal Bond Fund       Merrill Lynch, Pierce, Fenner & Smith      47.04%
 Class A Shares..........  for the sole benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
Nuveen Flagship Florida
 Municipal Bond Fund       Merrill Lynch, Pierce, Fenner & Smith      36.14
 Class B Shares..........  for the sole benefit of
                           its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
                           Donaldson Lufkin Jenrette                   8.56
                           Securities Corporation Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052
                           BT Alex Brown Incorporated FBO              5.74
                           771-16904-17
                           P.O. Box 1346
                           Baltimore MD 21203-1346
Nuveen Flagship Florida
 Municipal Bond Fund       Merrill Lynch, Pierce, Fenner & Smith      64.69
 Class C Shares..........  for the sole benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
                           Rolland Eaton TR                            5.12
                           Rolland Eaton Trust
                           U/A DTD 04/06/93
                           15520 Gullane Court SE
                           Fort Myers, FL 33912-3908
Nuveen Maryland Municipal
 Bond Fund                 Merrill Lynch, Pierce, Fenner & Smith       8.88
 Class A Shares..........  for the sole benefit of its customers
                           Attn: Fund Administration #97E83
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
Nuveen Maryland Municipal
 Bond Fund                 MLPF&S for the benefit of its customers    24.64
 Class B Shares..........  Attn Fund Admn/ 97NB4
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484

                                                                     PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER               OF OWNERSHIP
----------------------      -------------------------               ------------
                            Nathan Schofer & Reuben                     5.17%
                            Ambaruch & Phyllis Silvermann TRS
                            UA Jun 10 88
                            Nathan Schofer Revoc Trust
                            3330 W. Leisure World Blvd. #921
                            Silver Spring, Md 20906-5654
Nuveen Maryland Municipal
 Bond Fund                  MLPF&S for the benefit of its customers     9.88
 Class C Shares...........  ATTN: Fund Admn/#97GX7
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Jessie L. & John L. Daniels &               6.39
                            Diane D. Cole & Lynne D. Mella TRS
                            UA Dec 21, 1992
                            Jessie L. Daniels Trust
                            9039 Rouen Ln.
                            Potomac, ND 20854-3135
Nuveen Maryland Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith       7.22
 Class R Shares...........  for the sole benefit of its customers
                            Attn: Fund Admn/#979D5
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith      32.28
 Class A Shares...........  for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund Class  Merrill Lynch, Pierce, Fenner & Smith      18.97
 B Shares.................  for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. 3 FL 3
                            Jacksonville, FL 32246-6484
                            NFSC FEBO OC8-827983                       10.13
                            Dorothy Tiramani
                            6100 Cortaderia NE Apt 4013
                            Albuquerque, NM 87111-8012

                                                                   PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER           OF OWNERSHIP
----------------------        -------------------------           ------------
                              Raymond James & Assoc Inc for Elite     7.75%
                              Acct. 80274821
                              FAO Brenda M. St. James
                              Vista Del Rio 1620
                              Indian School Rd. NE Apt. 356
                              Albuquerque, NM 87102-1678
                              Pat Frieder and Brian Frieder           6.00
                              JT Ten
                              2200 Artesands NW
                              Albuquerque, NM 87107-0000
                              Smith Barney Inc.                       5.43
                              00123229912
                              388 Greenwich Street
                              New York, NY 10013-2339
Nuveen Flagship New Mexico
 Municipal Bond Fund Class C  Raymond James & Assoc. Inc.            26.70
 Shares...................... for Elite Acct. 50094911 FAO
                              Ann M. Gebhart TTEE
                              UA DTD 9-27-88 AM
                              1421 Pinnacle View Dr. NE
                              Albuquerque, NM 87112-6558
                              Anthony G. Hillerman                   13.45
                              Marie E. Hillerman CO-TTEES
                              UA DTD 02-22-90
                              Anthony G. Marie E. Hillerman
                              Rev TR Hillerman, RV TR
                              1632 Francisca Rd.
                              Albuquerque, NM 87107-7118
                              BA Investment Services FBO              5.64
                              429597591
                              185 Berry St.
                              3rd Floor 12640
                              San Francisco, CA 94107-1729
                              Edward D. Jones & Co. FAO               5.57
                              Russell J. Hayman & EDJ
                              574-00584-1-6
                              P.O. Box 2500
                              Maryland Heights, MO 63043-8500
Nuveen Flagship New Mexico
 Municipal Bond Fund Class R  Mary Swickard                          61.53
 Shares...................... 84 Barcelona Ave.
                              Los Alamos, NM 87544-3428

                                                                       PERCENTAGE
NAME OF FUND AND CLASS    NAME AND ADDRESS OF OWNER                   OF OWNERSHIP
----------------------    -------------------------                   ------------
                          Cecil E. McClelland                            29.91%
                          5916 Inverness Dr.
                          Farmington, NM 87402-5071
                          Herschel W. Rogers & Rosemary E. Rogers Tr.     8.52
                          UA 12/05/96
                          H.W. & R.E. Rogers Rev. Trust
                          4509 Acapulco Dr. NE
                          Albuquerque, NM 87111-2813
Nuveen Flagship
 Pennsylvania Municipal   Merrill Lynch, Pierce, Fenner & Smith          40.90
 Bond Fund Class A        for the sole benefit of its customers
 Shares.................  Attn: Fund Administration
                          4800 Deer Lake Dr. E. Fl 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship
 Pennsylvania Municipal   Merrill Lynch, Pierce, Fenner & Smith for      46.44
 Bond Fund Class B        the sole benefit of its customers
 Shares.................  Attn: Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship
 Pennsylvania Municipal   Merrill Lynch, Pierce, Fenner & Smith          69.46
 Bond Fund Class C        for the sole benefit of its customers
 Shares.................  Attn: Fund Administration
                          4800 Deer Lake Dr. E. Fl 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith          28.76
 Class A Shares.........  for the sole benefit of its customers
                          Attn: Fund Administration
                          4800 Deer Lake Dr. E. Fl 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith          27.87
 Class B Shares.........  for the sole Benefit of its Customers
                          Attn: Fund Administration
                          4800 Deer Lake Dr E. Fl 3
                          Jacksonville, FL 32246-6484
                          NFSC FEBO DFL-722774                            5.54
                          George J Nozicka Colette M Nozicka
                          4974 Sentinel Drive
                          Bethesda, MD 20816-3597

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Virginia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    55.55%
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith     5.83
 Class R Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%


  For all Funds, except the Maryland Fund, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices. For the Maryland Fund, Nuveen Advisory has voluntarily agreed through July 31, 1999 to waive fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund do not exceed 0.75% of average daily net assets.

  For the last three fiscal years, the Maryland Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                              MANAGEMENT FEES NET OF
                               EXPENSE REIMBURSEMENT   FEE WAIVERS AND EXPENSE
                              PAID TO NUVEEN ADVISORY       REIMBURSEMENTS
                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             ------------------------- ------------------------
                             1/31/96  5/31/97* 5/31/98 1/31/96 5/31/97* 5/31/98
                             -------- -------- ------- ------- -------- -------
Maryland Municipal Bond
 Fund....................... $131,476 332,471  313,921 148,537  81,437  36,658

--------
*For the sixteen month period ended May 31, 1997.

  For the last three fiscal years, the Arizona Municipal Bond Fund, the Colorado Municipal Bond Fund, the Florida Municipal Bond Fund, the New Mexico Municipal Bond Fund, the Pennsylvania Municipal Bond Fund, and the Virginia Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                               MANAGEMENT FEES NET OF
                             EXPENSE REIMBURSEMENT PAID  FEE WAIVERS AND EXPENSE
                              TO FLAGSHIP FINANCIAL FOR      REIMBURSEMENTS
                                   THE YEAR ENDED          FOR THE YEAR ENDED
                             --------------------------- -----------------------
                             5/31/96  5/31/97   5/31/98  5/31/96 5/31/97 5/31/98
                             ------- --------- --------- ------- ------- -------
Arizona Municipal Bond
 Fund......................   82,113   277,387   493,414 337,926 190,556 108,424
Colorado Municipal Bond
 Fund......................      --     24,740   195,474 257,637 142,072   3,777
Florida Municipal Bond
 Fund......................  980,751 1,238,874 1,936,305 685,218 448,690     --
New Mexico Municipal Bond
 Fund......................   32,291   109,772   217,776 226,537 155,889  79,556
Pennsylvania Municipal Bond
 Fund......................   65,517   101,030   268,015 167,757 277,221 440,918
Virginia Municipal Bond
 Fund......................  310,198   404,706   786,826 312,111 374,624 316,199

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as a co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997 a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

MARYLAND

  The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

  The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

  The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Maryland state and local tax matters.

ARIZONA

  The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

  The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

  The Arizona Fund is not subject to the Arizona corporate income tax.

  Distributions by the Arizona Fund that are attributable to interest on any obligation of Arizona and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

  Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Arizona state and local tax matters.

COLORADO

  The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

  The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

  The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

  Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Colorado state and local tax matters.

FLORIDA

  The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Florida Fund transactions.

  The following is based on the assumptions that the Florida Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Florida Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Florida Fund's shareholders.

  The Florida Fund will be subject to the Florida corporate income tax only if it has a sufficient nexus with Florida. If the Florida Fund is subject to the Florida corporate income tax, it does not expect to pay a material amount of such tax. The Florida Fund will not be subject to the Florida intangible personal property tax.

  Shares of the Florida Fund will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, the Fund holds only tax-exempt obligations of Florida and its political subdivisions ("Florida Obligations") or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If the Florida Fund holds any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax.

  All distributions by the Florida Fund to corporate shareholders, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Fund will be subject to the Florida corporate income tax.

  Shares of the Florida Fund may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Florida state and local tax matters.

NEW MEXICO

  The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

  The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

  The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

  Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Mexico and local tax matters.

PENNSYLVANIA

  The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

  The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

  The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will be subject to the Pennsylvania franchise tax only if it has a sufficient nexus with Pennsylvania. If it is subject to the Pennsylvania franchise tax, it does not expect to pay a material amount of such tax.

  Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax, the Pennsylvania corporate net income tax, or to the Philadelphia School District income tax (for Philadelphia residents). Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. Most other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes. Similarly, such other distributions would be subject to the Philadelphia School

District income tax (for Philadelphia residents) except for distributions attributable to capital gains in respect to obligations held by the Pennsylvania Fund in excess of six months.

  Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes, but such gain will not be subject to the Philadelphia School District income tax (for Philadelphia residents) if the shares are held in excess of six months.

  Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania and local tax matters.

VIRGINIA

  The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

  The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

  The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

  If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

  Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Virginia state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                         cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (3% for the Florida Intermediate Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                AS OF MAY 31, 1998
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      Arizona Municipal Bond Fund
        Class A Shares............. 4.27%       42.70%             7.45%
        Class B Shares ............ 3.71%       42.70%             6.47%
        Class C Shares............. 3.91%       42.70%             6.82%
        Class R Shares............. 4.65%       42.70%             8.12%
      Colorado Municipal Bond Fund
        Class A Shares............. 4.02%       42.60%             7.00%
        Class B Shares ............ 3.45%       42.60%             6.01%
        Class C Shares............. 3.65%       42.60%             6.36%
        Class R Shares............. 4.40%       42.60%             7.67%
      Florida Municipal Bond Fund
        Class A Shares............. 4.09%       39.60%             6.77%
        Class B Shares ............ 3.52%       39.60%             5.83%
        Class C Shares............. 3.72%       39.60%             6.16%
        Class R Shares............. 4.47%       39.60%             7.40%
      Maryland Municipal Bond Fund
        Class A Shares............. 3.87%       42.60%             6.74%
        Class B Shares ............ 3.29%       42.60%             5.73%
        Class C Shares............. 3.49%       42.60%             6.08%
        Class R Shares............. 4.24%       42.60%             7.39%
      New Mexico Municipal Bond
      Fund
        Class A Shares............. 4.34%       44.70%             7.85%
        Class B Shares ............ 3.78%       44.70%             6.84%
        Class C Shares............. 3.98%       44.70%             7.20%
        Class R Shares............. 4.73%       44.70%             8.55%
      Pennsylvania Municipal Bond
       Fund
        Class A Shares............. 4.45%       41.30%             7.58%
        Class B Shares ............ 3.90%       41.30%             6.64%
        Class C Shares............. 4.09%       41.30%             6.97%
        Class R Shares............. 4.84%       41.30%             8.25%
      Virginia Municipal Bond Fund
        Class A Shares............. 4.28%       43.10%             7.52%
        Class B Shares ............ 3.72%       43.10%             6.54%
        Class C Shares............. 3.92%       43.10%             6.89%
        Class R Shares............. 4.67%       43.10%             8.21%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                           MAY 31, 1998
                                                   -----------------------------
                                                        DISTRIBUTION RATES
                                                   -----------------------------
                                                           CLASS
                                                   CLASS A   B   CLASS C CLASS R
                                                   ------- ----- ------- -------
      Arizona Municipal Bond Fund.................  4.59%  4.06%  4.27%   5.00%
      Colorado Municipal Bond Fund................  4.63%  4.10%  4.28%   5.05%
      Florida Municipal Bond Fund ................  4.83%  4.33%  4.49%   5.27%
      Maryland Municipal Bond Fund................  4.36%  3.81%  3.98%   4.71%
      New Mexico Municipal Bond Fund..............  4.52%  3.99%  4.22%   4.93%
      Pennsylvania Municipal Bond Fund............  5.00%  4.49%  4.72%   5.45%
      Virginia Municipal Bond Fund................  4.78%  4.29%  4.45%   5.21%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
Arizona Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 7, 1994
  Class R Shares.............................................   February 1, 1997
Colorado Municipal Bond fund
  Class A Shares.............................................        May 4, 1987
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Florida Municipal Bond fund
  Class A Shares.............................................      June 15, 1990
  Class B Shares.............................................   February 1, 1997
  Class C Shares............................................. September 14, 1995
  Class R Shares.............................................   February 1, 1997
Maryland Municipal Bond fund
  Class A Shares.............................................  September 6, 1994
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................  September 6, 1994
  Class R Shares.............................................      July 26, 1991
New Mexico Municipal Bond fund
  Class A Shares............................................. September 16, 1992
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Pennsylvania Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 2, 1994
  Class R Shares.............................................   February 1, 1997
Virginia Municipal Bond fund
  Class A Shares.............................................     March 27, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................    October 4, 1993
  Class R Shares.............................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1998 and for the period from inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                  ANNUAL TOTAL RETURN
                                        ---------------------------------------
                                                                        FROM
                                        ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                         ENDED     ENDED      ENDED    THROUGH
                                        MAY 31,   MAY 31,    MAY 31,   MAY 31,
                                          1998      1998      1998      1998
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................   4.96%    5.76%      8.07%     7.45%
        Class B Shares.................   4.67%    5.86%      8.06%     7.44%
        Class C Shares.................   8.89%    6.07%      7.93%     7.24%
        Class R Shares.................   9.79%    6.73%      8.56%     7.87%
      Colorado Municipal Bond Fund
        Class A Shares.................   7.21%    6.38%      8.10%     7.22%
        Class B Shares.................   7.03%    6.52%      8.08%     7.20%
        Class C Shares.................  11.17%    6.85%      8.15%     7.23%
        Class R Shares.................  11.98%    7.35%      8.59%     7.66%
      Florida Municipal Bond Fund
        Class A Shares.................   4.15%    5.03%        N/A     7.18%
        Class B Shares.................   3.89%    5.15%        N/A     7.15%
        Class C Shares.................   8.20%    5.37%        N/A     7.18%
        Class R Shares.................   8.91%    5.99%        N/A     7.80%
      Maryland Municipal Bond Fund
        Class A Shares.................   3.41%    4.76%        N/A     5.95%
        Class B Shares.................   3.16%    4.78%        N/A     5.95%
        Class C Shares.................   7.44%    4.98%        N/A     5.97%
        Class R Shares.................   8.23%    5.94%        N/A     6.95%
      New Mexico Municipal Bond Fund
        Class A Shares.................   5.49%    5.72%        N/A     6.47%
        Class B Shares.................   5.46%    5.83%        N/A     6.64%
        Class C Shares.................   9.60%    6.21%        N/A     6.86%
        Class R Shares.................  10.59%    6.74%        N/A     7.38%
      Pennsylvania Municipal Bond Fund
        Class A Shares.................   5.42%    5.61%      7.68%     7.03%
        Class B Shares.................   5.23%    5.77%      7.68%     7.02%
        Class C Shares.................   9.50%    5.96%      7.56%     6.84%
        Class R Shares.................  10.30%    6.59%      8.18%     7.45%

                                                 ANNUAL TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                        ENDED     ENDED      ENDED    THROUGH
                                       MAY 31,   MAY 31,    MAY 31,   MAY 31,
                                         1998      1998      1998      1998
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares................  4.69%     5.50%      7.69%     7.29%
        Class B Shares................  4.53%     5.61%      7.69%     7.28%
        Class C Shares................  8.81%     5.81%      7.57%     7.07%
        Class R Shares................  9.54%     6.46%      8.19%     7.69%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1998, and for the period since inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                CUMULATIVE TOTAL RETURN
                                        ---------------------------------------
                                                                        FROM
                                        ONE YEAR            TEN YEARS INCEPTION
                                         ENDED   FIVE YEARS   ENDED    THROUGH
                                        MAY 31,  ENDED MAY   MAY 31,   MAY 31,
                                          1998    31, 1998    1998       1998
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................   4.96%    32.35%    117.26%   129.80%
        Class B Shares.................   4.67%    32.93%    117.12%   129.62%
        Class C Shares.................   8.89%    34.27%    114.57%   124.88%
        Class R Shares.................   9.79%    38.48%    127.42%   140.53%
      Colorado Municipal Bond Fund
        Class A Shares.................   7.21%    36.21%    117.86%   115.20%
        Class B Shares.................   7.03%    37.14%    117.51%   114.94%
        Class C Shares.................  11.17%    39.28%    118.82%   115.43%
        Class R Shares.................  11.98%    42.56%    127.88%   125.20%
      Florida Municipal Bond Fund
        Class A Shares.................   4.15%    27.79%      N/A      73.64%
        Class B Shares.................   3.89%    28.57%      N/A      73.22%
        Class C Shares.................   8.20%    29.91%      N/A      73.69%
        Class R Shares.................   8.91%    33.76%      N/A      81.79%
      Maryland Municipal Bond Fund
        Class A Shares.................   3.41%    26.18%      N/A      43.51%
        Class B Shares.................   3.16%    26.32%      N/A      43.55%
        Class C Shares.................   7.44%    27.52%      N/A      43.67%
        Class R Shares.................   8.23%    33.43%      N/A      52.23%
      New Mexico Municipal Bond Fund
        Class A Shares.................   5.49%    32.04%      N/A      42.98%
        Class B Shares.................   5.46%    32.76%      N/A      43.29%
        Class C Shares.................   9.60%    35.14%      N/A      45.98%
        Class R Shares.................  10.59%    38.56%      N/A      50.09%
      Pennsylvania Municipal Bond Fund
        Class A Shares ................   5.42%    31.39%    109.57%   119.61%
        Class B Shares.................   5.23%    32.38%    109.53%   119.46%
        Class C Shares.................   9.50%    33.55%    107.33%   115.16%
        Class R Shares.................  10.30%    37.61%    119.52%   129.91%

                                               CUMULATIVE TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR            TEN YEARS INCEPTION
                                        ENDED   FIVE YEARS   ENDED    THROUGH
                                       MAY 31,  ENDED MAY   MAY 31,   MAY 31,
                                         1998    31, 1998    1998       1998
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares ...............  4.69%     30.68%    109.84%   135.50%
        Class B Shares................  4.53%     31.36%    109.72%   135.31%
        Class C Shares................  8.81%     32.64%    107.40%   129.86%
        Class R Shares................  9.54%     36.74%    119.73%   146.54%


  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 42.6% maximum combined marginal federal and state tax rate for 1998, the annual taxable equivalent total return for the Maryland Municipal Bond Fund's shares for the five-year period ended May 31, 1998 with respect to the Class R Shares was 9.78%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES
  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.
  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.
  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.
  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.
  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 1998 of Class A shares from the Nuveen Flagship Arizona Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $11.40
      Per Share Sales Charge--4.20% of public offering price (4.39% of
       net asset value per share).......................................    .50
                                                                         ------
      Per Share Offering Price to the Public............................ $11.90

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.
  The following Class A sales charges and commissions apply to the Funds:

                                                                      AUTHORIZED DEALER
                         SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
AMOUNT OF PURCHASE       PUBLIC OFFERING PRICE NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
------------------       --------------------- -------------------- ---------------------
Less than $50,000.......         4.20%                 4.38%                3.70%
$50,000 but less than
 $100,000...............         4.00%                 4.18%                3.50%
$100,000 but less than
 $250,000...............         3.50%                 3.63%                3.00%
$250,000 but less than
 $500,000...............         2.50%                 2.56%                2.00%
$500,000 but less than
 $1,000,000.............         2.00%                 2.04%                1.50%
$1,000,000 and over.....           --(1)                 --                 1.00%(1)

--------
(1) You can buy $1 million or more of Class A shares or net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARES PURCHASE ELIGIBILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% of the current market value. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998            MAY 31, 1997*           JANUARY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Maryland Fund...........     157           25         191           25         160           26
                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998             MAY 31, 1997             MAY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS   FLAGSHIP   COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Arizona Fund............     266           38         145           20         194           26
Colorado Fund...........     120           19          78           10          98           13
Florida Fund............     488           69         443           61         609           83
New Mexico Fund.........     145           20         113           15         132           18
Pennsylvania Fund.......     242           34         110           14         107           14
Virginia Fund...........     474           67         279           38         311           26

--------
*For the sixteen month period ended May 31, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was .55%.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1998
                                                          ----------------------
Arizona Municipal Bond Fund
  Class A................................................       $ 169,618
  Class B................................................       $   5,457
  Class C................................................       $  30,045
Colorado Municipal Bond Fund
  Class A................................................       $  68,378
  Class B................................................       $   9,698
  Class C................................................       $   2,678
Florida Municipal Bond Fund
  Class A................................................       $ 589,283
  Class B................................................       $  25,088
  Class C................................................       $  49,426
Maryland Municipal Bond Fund
  Class A................................................       $  31,906
  Class B................................................       $  11,344
  Class C................................................       $  16,799
New Mexico Municipal Bond Fund
  Class A................................................       $ 104,393
  Class B................................................       $   8,761
  Class C................................................       $   4,586
Pennsylvania Municipal Bond Fund
  Class A................................................       $ 121,297
  Class B................................................       $  10,643
  Class C................................................       $  54,660
Virginia Municipal Bond Fund
  Class A................................................       $ 256,577
  Class B................................................       $  16,407
  Class C................................................       $ 104,827

--------

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois, 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

  The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                      B-2
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                                                                    VAI-MS1-9.98